UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.16

ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 13, 2016

Annual Report

This report provides management’s discussion of fund performance for AB High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2016.

On or about January 31, 2017, the Fund intends to change its broad based benchmark from the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”) to the Bloomberg Barclays Global High Yield Index (US dollar hedged).

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

AllianceBernstein L.P. (the “Adviser”) selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

AB HIGH INCOME FUND •	1

Investment Results

The table on page 9 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the JPM EMBI Global, the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2016. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities.

All share classes of the Fund underperformed the blended benchmark in the 12-month period, while all share classes outperformed in the six-month period, before sales charges. Performance drivers varied between the two periods. In the 12-month period, currency selection detracted from relative returns, primarily as a result of underweight positions in the South African rand and the Brazilian real (a notable outperformer through the period), and overweights in the US dollar and Swedish krona. These losses more than offset gains from underweight positions in the Mexican peso, euro and British pound. Industry allocation similarly weighed on performance, largely due to negative returns from an exposure to US Treasuries and overweights in energy and financials. The Fund’s beneficial exposure to non-agency mortgages mitigated these losses. Yield-curve positioning also detracted, mainly because of positioning along the long end of the US yield curve. Security selection added to performance, helped most by selections within the energy, sovereigns, capital goods, media and technology sectors. Country allocation was a contributor as well, due to underweights in Poland, Mexico and South Africa and a lack of exposure to Malaysia, which more than offset losses from an underweight in Brazil and an allocation to the eurozone.

During the six-month period, security selection contributed most to relative returns, because of selections within the basic industries, sovereigns and technology sectors, which outweighed losses from consumer non-cyclical selections. Country allocation was similarly positive, because of an underweight position in Mexico, lack of exposure to Poland and overweight in the US. An underweight in Brazil and an exposure to the eurozone took back some of this performance. Currency selection detracted, largely due to underweights in the South African rand and Brazilian real (again a notable outperformer), as well as from overweight positions in the US dollar and Swedish krona; underweights in the Mexican peso and Malaysian ringgit helped returns in the period. Industry allocation detracted similarly, as profits

2	• AB HIGH INCOME FUND

from an underweight in sovereigns and an exposure to non-agency mortgages were more than offset by losses from an allocation to US Treasuries. Yield-curve positioning did not have a meaningful impact on overall performance in the period.

During both periods, the Fund utilized currency forwards and both purchased and written currency options to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were used to hedge market exposure, and equity variance swaps were written for non-hedging purposes. Total return swaps and both single name and index credit default swaps were used to hedge credit risk as well as to take active credit and growth risk. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. Swaptions were used to take active risk in an effort to add alpha.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets

AB HIGH INCOME FUND •	3

began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the 12-month period, with UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

4	• AB HIGH INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The JPM® EMBI Global, the JPM® GBI-EM and the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH INCOME FUND •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8	• AB HIGH INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Income Fund*
Class A	6.25%	9.41%

Class B†	5.78%	8.48%

Class C	5.78%	8.50%

Advisor Class‡	6.38%	9.69%

Class R‡	5.92%	9.01%

Class K‡	6.23%	9.41%

Class I‡	6.40%	9.74%

Class Z‡	6.41%	9.76%

Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	5.48%	11.60%

JPM EMBI Global	5.71%	11.59%

JPM GBI-EM	2.90%	12.59%

Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	7.59%	10.16%

*    Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2016, by 0.01% and 0.01%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB HIGH INCOME FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/06 TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/06 to 10/31/16) as compared to the performance of the Fund’s blended benchmark and its broad-based benchmark, the JPM EMBI Global. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

10	• AB HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			5.50%
1 Year	9.41%	4.73%
5 Years	7.23%	6.29%
10 Years	8.36%	7.88%

Class B Shares			4.92%
1 Year	8.48%	5.48%
5 Years	6.39%	6.39%
10 Years(a)	7.85%	7.85%

Class C Shares			4.93%
1 Year	8.50%	7.50%
5 Years	6.39%	6.39%
10 Years	7.50%	7.50%

Advisor Class Shares†			5.99%
1 Year	9.69%	9.69%
5 Years	7.54%	7.54%
Since Inception‡	8.65%	8.65%

Class R Shares†			5.32%
1 Year	9.01%	9.01%
5 Years	6.83%	6.83%
Since Inception‡	8.01%	8.01%

Class K Shares†			5.78%
1 Year	9.41%	9.41%
5 Years	7.22%	7.22%
Since Inception‡	8.36%	8.36%

Class I Shares†			6.06%
1 Year	9.74%	9.74%
5 Years	7.59%	7.59%
Since Inception‡	8.69%	8.69%

Class Z Shares†			6.06%
1 Year	9.76%	9.76%
Since Inception‡	5.04%	5.04%

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance and footnotes continued on next page)

AB HIGH INCOME FUND •	11

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.85%, 1.63%, 1.60%, 0.60%, 1.27%, 0.94%, 0.54% and 0.53% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

12	• AB HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.73%
5 Years	7.39%
10 Years	8.09%

Class B Shares
1 Year	7.36%
5 Years	7.48%
10 Years(a)	8.05%

Class C Shares
1 Year	9.50%
5 Years	7.50%
10 Years	7.69%

Advisor Class Shares*
1 Year	11.73%
5 Years	8.64%
Since Inception†	8.70%

Class R Shares*
1 Year	10.92%
5 Years	7.94%
Since Inception†	8.06%

Class K Shares*
1 Year	11.45%
5 Years	8.33%
Since Inception†	8.40%

Class I Shares*
1 Year	11.79%
5 Years	8.70%
Since Inception†	8.74%

Class Z Shares*
1 Year	11.80%
Since Inception†	5.07%

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance and footnotes continued on next page)

AB HIGH INCOME FUND •	13

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

14	• AB HIGH INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,062.50	$4.20	0.81%	$4.25	0.82%
Hypothetical**	$1,000	$1,021.06	$4.12	0.81%	$4.17	0.82%
Class B
Actual	$1,000	$1,057.80	$8.28	1.60%	$8.33	1.61%
Hypothetical**	$1,000	$1,017.09	$8.11	1.60%	$8.16	1.61%
Class C
Actual	$1,000	$1,057.80	$8.02	1.55%	$8.07	1.56%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%	$7.91	1.56%

AB HIGH INCOME FUND •	15

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,063.80	$2.91	0.56%	$2.96	0.57%
Hypothetical**	$1,000	$1,022.32	$2.85	0.56%	$2.90	0.57%
Class R
Actual	$1,000	$1,059.20	$6.26	1.21%	$6.31	1.22%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%	$6.19	1.22%
Class K
Actual	$1,000	$1,062.30	$4.41	0.85%	$4.46	0.86%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%	$4.37	0.86%
Class I
Actual	$1,000	$1,064.00	$2.70	0.52%	$2.75	0.53%
Hypothetical**	$1,000	$1,022.52	$2.64	0.52%	$2.69	0.53%
Class Z
Actual	$1,000	$1,064.10	$2.59	0.50%	$2.59	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%	$2.54	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investment in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	• AB HIGH INCOME FUND

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7,790.3

*	All data are as of October 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.5% or less in the following security types: Asset-Backed Securities, Governments – Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments – Municipal Bonds, Local Governments – Regional Bonds, Options Purchased – Puts, Preferred Stocks and Warrants.

AB HIGH INCOME FUND •	17

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

*	All data are as of October 31, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries or regions: Angola, Australia, Barbados, Bermuda, Cameroon, Cayman Islands, Chile, Croatia, Denmark, Ecuador, El Salvador, Ethiopia, Eurozone, Gabon, Germany, Ghana, Guatemala, Hong Kong, India, Iraq, Ireland, Israel, Italy, Ivory Coast, Jamaica, Japan, Jordan, Kazakhstan, Kenya, Lebanon, Macau, Mongolia, Mozambique, New Zealand, Nigeria, Norway, Pakistan, Peru, Portugal, Romania, Serbia, Singapore, South Africa, Spain, Sri Lanka, Suriname, Switzerland, Trinidad & Tobago, Ukraine, United Arab Emirates, Venezuela and Zambia.

18	• AB HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 40.2%
Industrial – 34.6%
Basic – 3.4%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	7,490	$7,452,550
Aleris International, Inc. 7.875%, 11/01/20		4,671	4,671,000
Anglo American Capital PLC 4.125%, 4/15/21(a)		780	788,483
4.875%, 5/14/25(a)		3,693	3,757,628
ArcelorMittal 6.125%, 6/01/25(b)		3,896	4,266,120
7.75%, 3/01/41		2,090	2,194,500
8.00%, 10/15/39		10,123	10,882,225
Ashland LLC 4.75%, 8/15/22		1,800	1,859,616
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		2,893	2,936,395
CF Industries, Inc. 4.95%, 6/01/43		3,911	3,244,710
6.875%, 5/01/18		1,100	1,162,487
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		5,351	5,110,205
8.00%, 9/30/20(a)		1,294	1,294,000
8.25%, 3/31/20(a)		6,486	7,045,417
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,216,510
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		18,654	18,654,000
Constellium NV 5.75%, 5/15/24(a)		9,890	8,752,650
First Quantum Minerals Ltd. 6.75%, 2/15/20(a)		5,426	5,195,395
7.25%, 5/15/22(a)		5,404	5,113,535
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(a)		3,420	3,967,200
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.125%, 6/15/19		1,298	1,323,960
6.50%, 11/15/20		3,362	3,433,443
6.625%, 5/01/21		649	661,980
6.75%, 2/01/22		1,566	1,601,235
Freeport-McMoRan, Inc. 5.40%, 11/14/34		3,333	2,870,546
5.45%, 3/15/43		8,300	6,889,000
Ineos Finance PLC 4.00%, 5/01/23(a)	EUR	5,160	5,773,033

AB HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INEOS Group Holdings SA 5.75%, 2/15/19(a)	EUR	1,266	$1,424,384
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	U.S.$	20,167	22,032,447
Lecta SA 6.50%, 8/01/23(a)	EUR	1,106	1,221,700
Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	2,459	2,612,688
7.875%, 11/01/22(a)		4,001	4,321,080
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(d)(e)		16,121	19,345
Momentive Performance Materials, Inc. 3.88%, 10/24/21		22,931	20,408,590
8.875%, 10/15/20(d)(f)(g)		22,931	– 0	–
Novelis Corp. 5.875%, 9/30/26(a)		8,210	8,312,625
6.25%, 8/15/24(a)		6,106	6,350,240
Peabody Energy Corp. 6.00%, 11/15/18(d)(e)		33,849	14,978,182
PQ Corp. 6.75%, 11/15/22(a)		4,402	4,748,657
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		4,234	4,371,605
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,276,870
SPCM SA 6.00%, 1/15/22(a)		1,298	1,343,196
Steel Dynamics, Inc. 5.125%, 10/01/21		1,007	1,049,798
6.125%, 8/15/19		800	828,000
6.375%, 8/15/22		3,790	3,951,075
Teck Resources Ltd. 3.75%, 2/01/23		3,605	3,408,978
5.40%, 2/01/43		17,291	15,605,127
6.125%, 10/01/35		5,000	4,975,000
6.25%, 7/15/41		1,323	1,309,770
8.00%, 6/01/21(a)		303	331,028
8.50%, 6/01/24(a)(b)		445	515,088
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		5,195	5,225,131
United States Steel Corp. 8.375%, 7/01/21(a)		5,453	5,793,812

			260,532,239

Capital Goods – 2.8%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		3,293	2,617,935

20	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)	U.S.$	3,425	$3,570,563
Apex Tool Group LLC 7.00%, 2/01/21(a)		7,737	7,060,012
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(a)(h)	EUR	5,106	5,466,564
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(a)(h)	U.S.$	5,738	5,680,620
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)		2,444	2,505,100
7.25%, 5/15/24(a)		10,320	10,887,600
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		2,075	2,183,938
Berry Plastics Corp. 5.50%, 5/15/22		1,590	1,653,600
Bombardier, Inc. 5.75%, 3/15/22(a)		4,685	4,157,937
6.125%, 1/15/23(a)		1,823	1,582,400
7.50%, 3/15/25(a)		5,805	5,195,475
7.75%, 3/15/20(a)		2,558	2,596,370
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,498,154
5.25%, 8/01/20		800	816,000
CNH Industrial Capital LLC 3.25%, 2/01/17		1,425	1,426,781
EnPro Industries, Inc. 5.875%, 9/15/22		5,800	6,032,000
Gardner Denver, Inc. 6.875%, 8/15/21(a)		6,925	6,786,500
GCL Holdings SCA 9.375%, 4/15/18(a)	EUR	1,174	1,320,977
GFL Environmental, Inc. 7.875%, 4/01/20(a)	U.S.$	1,770	1,854,075
9.875%, 2/01/21(a)		16,383	17,939,385
Herc Rentals, Inc. 7.75%, 6/01/24(a)		17,958	18,047,790
KLX, Inc. 5.875%, 12/01/22(a)		7,050	7,174,785
Manitowoc Foodservice, Inc. 9.50%, 2/15/24		3,546	4,073,468
Masco Corp. 5.95%, 3/15/22		2,800	3,186,764
Pactiv LLC 7.95%, 12/15/25		6,261	6,840,142
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		2,949	3,052,215

AB HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)	U.S.$	6,215	$6,380,070
7.00%, 7/15/24(a)		6,389	6,828,244
9.875%, 8/15/19		663	679,575
Sealed Air Corp. 6.875%, 7/15/33(a)		14,904	16,021,800
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	3,835	4,446,676
SPX FLOW, Inc. 5.625%, 8/15/24(a)	U.S.$	2,158	2,187,673
5.875%, 8/15/26(a)		2,341	2,376,115
Standard Industries, Inc./NJ 6.00%, 10/15/25(a)		5,285	5,628,525
Terex Corp. 6.00%, 5/15/21		643	654,253
Textron Financial Corp. 6.00%, 2/15/67(a)		125	90,313
TransDigm, Inc. 6.375%, 6/15/26(a)		13,416	13,719,202
6.50%, 7/15/24		3,170	3,336,425
United Rentals North America, Inc. 5.50%, 7/15/25-5/15/27		7,591	7,594,748
5.75%, 11/15/24		6,833	7,089,237
5.875%, 9/15/26		4,150	4,227,190

			218,467,196

Communications - Media – 4.3%
Altice Financing SA 6.625%, 2/15/23(a)		13,760	14,172,800
7.50%, 5/15/26(a)		11,970	12,329,100
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,207	8,186,164
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(a)	U.S.$	732	752,130
5.75%, 1/15/24		500	528,750
5.875%, 4/01/24-5/01/27(a)		4,007	4,208,723
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		9,498	9,355,530
7.75%, 7/15/25(a)		5,014	5,364,980
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		2,230	2,241,150
Series B 6.50%, 11/15/22		6,270	6,385,995

22	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CSC Holdings LLC 5.50%, 4/15/27(a)	U.S.$	2,575	$2,612,016
6.75%, 11/15/21		8,000	8,420,000
10.125%, 1/15/23(a)		3,053	3,442,257
DISH DBS Corp. 5.00%, 3/15/23		2,925	2,881,125
5.875%, 11/15/24		11,172	11,248,807
6.75%, 6/01/21		1,500	1,611,570
7.75%, 7/01/26		2,115	2,322,545
7.875%, 9/01/19		520	579,800
Gray Television, Inc. 5.125%, 10/15/24(a)		7,217	7,000,490
5.875%, 7/15/26(a)		6,163	6,132,185
Hughes Satellite Systems Corp. 7.625%, 6/15/21		9,325	10,222,531
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	8,198,725
9.00%, 12/15/19-3/01/21		13,244	9,671,147
10.625%, 3/15/23		1,507	1,086,924
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(h)		2,737	1,040,040
Intelsat Jackson Holdings SA 5.50%, 8/01/23		7,443	4,930,987
8.00%, 2/15/24(a)		1,212	1,218,060
9.50%, 9/30/22(a)		2,861	3,166,784
Intelsat Luxembourg SA 7.75%, 6/01/21		10,782	3,504,150
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	3,158	3,917,365
Liberty Interactive LLC 3.75%, 2/15/30(i)	U.S.$	2,235	1,344,072
McClatchy Co. (The) 9.00%, 12/15/22(b)		5,524	5,759,433
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)(b)		10,000	10,825,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		11,794	12,265,760
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,003,600
Netflix, Inc. 4.375%, 11/15/26(a)		10,284	10,116,885
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		6,331	6,560,499
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		1,840	1,876,800

AB HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22	U.S.$	2,935	$3,037,725
Radio One, Inc. 7.375%, 4/15/22(a)		7,700	7,738,500
9.25%, 2/15/20(a)		9,972	8,974,800
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		7,000	7,087,500
6.125%, 10/01/22		2,204	2,328,063
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,540	1,559,250
TEGNA, Inc. 4.875%, 9/15/21(a)		1,071	1,116,518
5.50%, 9/15/24(a)		719	736,975
6.375%, 10/15/23		3,966	4,194,045
Time, Inc. 5.75%, 4/15/22(a)		7,772	7,480,550
Townsquare Media, Inc. 6.50%, 4/01/23(a)		5,674	5,681,092
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	2,430	2,807,978
5.50%, 1/15/23(a)	U.S.$	8,392	8,696,210
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		9,363	9,428,320
8.50%, 5/15/21(a)		2,180	2,246,538
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		5,668	5,753,020
Virgin Media Finance PLC 4.875%, 2/15/22		8,905	7,661,684
5.25%, 2/15/22		941	842,195
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	2,070	2,579,286
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(h)	U.S.$	5,030	5,067,591
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		18,619	19,549,950
13.375%, 10/15/19		709	758,630
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		6,178	6,131,665
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		8,360	8,255,500

			336,198,464

Communications - Telecommunications – 3.3%
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	12,330	14,347,373

24	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	7,697	$8,216,547
Series W 6.75%, 12/01/23		1,850	1,900,875
Cincinnati Bell, Inc. 7.00%, 7/15/24(a)		7,528	7,885,580
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(a)		18,972	20,300,040
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		7,539	7,821,712
8.25%, 10/15/23		15,715	16,579,325
Embarq Corp. 7.995%, 6/01/36		12,200	12,383,000
Frontier Communications Corp. 6.25%, 9/15/21		5,502	5,226,900
7.125%, 1/15/23		100	89,938
7.625%, 4/15/24		7,921	7,049,690
7.875%, 1/15/27		4,058	3,560,895
9.00%, 8/15/31		4,350	3,784,500
10.50%, 9/15/22		22	22,880
11.00%, 9/15/25		1,772	1,814,351
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	12,930	14,821,278
Level 3 Financing, Inc. 5.375%, 1/15/24	U.S.$	2,601	2,653,020
6.125%, 1/15/21		2,690	2,777,425
Millicom International Cellular SA 6.00%, 3/15/25(a)		2,963	2,977,815
Sable International Finance Ltd. 6.875%, 8/01/22(a)		2,219	2,296,665
SFR Group SA 5.375%, 5/15/22(a)	EUR	622	712,018
5.625%, 5/15/24(a)		1,981	2,280,657
6.00%, 5/15/22(a)	U.S.$	5,028	5,155,309
7.375%, 5/01/26(a)		7,187	7,258,870
Sprint Capital Corp. 8.75%, 3/15/32		5,865	5,952,975
Sprint Corp. 7.125%, 6/15/24		8,710	8,187,400
7.625%, 2/15/25		4,820	4,663,350
7.875%, 9/15/23		2,752	2,724,480
T-Mobile USA, Inc. 6.00%, 3/01/23		3,547	3,733,218
6.125%, 1/15/22		1,460	1,540,300
6.625%, 11/15/20		1,488	1,528,920
6.731%, 4/28/22		607	634,315
6.836%, 4/28/23		4,673	4,990,764

AB HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 7.20%, 7/18/36	U.S.$	7,680	$8,294,400
7.721%, 6/04/38		4,700	5,181,750
Telecom Italia SpA/Milano 5.303%, 5/30/24(a)		5,639	5,730,634
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,220,840
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		5,894	5,923,470
7.375%, 4/23/21(a)		11,197	11,504,917
Windstream Services LLC 6.375%, 8/01/23		12,858	11,379,330
7.75%, 10/01/21(b)		2,780	2,755,675
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		6,199	6,524,447
6.375%, 5/15/25		8,198	8,631,018

			257,018,866

Consumer Cyclical - Automotive – 1.7%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		2,966	2,917,358
Allison Transmission, Inc. 5.00%, 10/01/24(a)		2,003	2,043,060
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		14,012	14,467,390
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		9,012	8,876,820
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		4,558	4,580,790
Dana Financing Luxembourg Sarl 6.50%, 6/01/26(a)		10,848	11,539,560
Dana, Inc. 6.00%, 9/15/23		3,683	3,844,131
Exide Technologies Series AI 7.00%, 4/30/25(h)(i)(j)		17,730	9,574,220
11.00%, 4/30/20(f)(h)		23,120	18,438,039
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	710	742,771
6.00%, 7/15/22(a)	U.S.$	12,655	11,958,975
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	752,500
8.75%, 8/15/20		924	1,106,490
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(h)		5,807	5,945,337

26	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Meritor, Inc. 6.25%, 2/15/24	U.S.$	11,724	$11,562,795
6.75%, 6/15/21		4,325	4,400,687
Navistar International Corp. 8.25%, 11/01/21		14,684	14,371,965
ZF North America Capital, Inc. 4.75%, 4/29/25(a)		6,260	6,604,300

			133,727,188

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26(a)		8,694	8,737,470
AMC Entertainment, Inc. 5.75%, 6/15/25		6,515	6,531,288
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(h)		7,910	7,712,205
Carlson Wagonlit BV 6.875%, 6/15/19(a)		6,104	6,309,448
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		2,963	3,155,595
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		4,736	4,771,520
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		4,356	4,430,990
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		1,000	1,070,000
7.50%, 10/15/27		3,000	3,660,000

			46,378,516

Consumer Cyclical - Other – 2.7%
Beazer Homes USA, Inc. 5.75%, 6/15/19		7,751	8,002,907
7.50%, 9/15/21		6,520	6,585,200
8.75%, 3/15/22(a)		3,405	3,617,813
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(d)(e)		1,935	1,272,263
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		6,600	6,847,500
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		5,320	5,652,500
CalAtlantic Group, Inc. 6.625%, 5/01/20		5,393	6,026,677
8.375%, 5/15/18		3,250	3,542,500

AB HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cirsa Funding Luxembourg SA 5.75%, 5/15/21(a)	EUR	2,058	$2,383,943
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)	U.S.$	7,479	7,329,420
Eldorado Resorts, Inc. 7.00%, 8/01/23		1,961	2,083,563
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		2,300	2,443,750
International Game Technology PLC 6.25%, 2/15/22(a)		12,305	13,043,300
6.50%, 2/15/25(a)		10,375	11,228,862
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		266	276,640
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,319	8,623,300
7.25%, 10/15/20(a)		5,715	5,143,500
KB Home 4.75%, 5/15/19		3,513	3,592,043
7.00%, 12/15/21		6,936	7,438,860
7.25%, 6/15/18		1,000	1,060,000
7.50%, 9/15/22		2,741	2,967,133
9.10%, 9/15/17		1,300	1,365,000
Lennar Corp. 4.50%, 6/15/19		1,690	1,770,275
6.95%, 6/01/18		2,780	2,960,700
MCE Finance Ltd. 5.00%, 2/15/21(a)		1,559	1,549,256
MDC Holdings, Inc. 5.50%, 1/15/24		4,397	4,627,842
6.00%, 1/15/43		17,203	15,224,655
Meritage Homes Corp. 6.00%, 6/01/25		4,696	4,954,280
7.00%, 4/01/22		7,207	8,043,012
7.15%, 4/15/20		2,500	2,775,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24(a)		1,756	1,869,086
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,824,060
PulteGroup, Inc. 5.00%, 1/15/27		1,470	1,458,975
6.00%, 2/15/35		932	927,340
6.375%, 5/15/33		2,695	2,782,588
7.875%, 6/15/32		7,600	8,664,000
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,752	2,024,229

28	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	6,743	$6,624,997
6.125%, 4/01/25(a)		4,677	4,606,845
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		11,952	12,400,200
5.875%, 4/15/23(a)		4,950	5,222,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		4,515	4,526,288
Wynn Macau Ltd. 5.25%, 10/15/21(a)		8,100	8,128,269

			213,490,821

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		10,455	10,925,475
Landry’s, Inc. 6.75%, 10/15/24(a)		2,549	2,599,980
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	751	850,589
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)		2,879	3,463,475
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)(b)		2,206	2,766,298

			20,605,817

Consumer Cyclical - Retailers – 1.5%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	8,983	8,258,791
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	4,319	3,158,657
Group 1 Automotive, Inc. 5.00%, 6/01/22	U.S.$	2,143	2,137,642
JC Penney Corp., Inc. 5.875%, 7/01/23(a)		371	382,204
6.375%, 10/15/36		1,169	993,650
7.40%, 4/01/37		4,492	4,110,180
L Brands, Inc. 6.875%, 11/01/35		11,730	12,433,800
6.95%, 3/01/33		3,500	3,613,750
Levi Strauss & Co. 5.00%, 5/01/25		7,819	8,112,212
Murphy Oil USA, Inc. 6.00%, 8/15/23		3,166	3,332,215
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(h)		14,099	11,094,151

AB HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Look Secured Issuer PLC 6.50%, 7/01/22(a)	GBP	1,404	$1,538,398
PetSmart, Inc. 7.125%, 3/15/23(a)	U.S.$	17,431	18,237,184
Rite Aid Corp. 6.125%, 4/01/23(a)		10,011	10,561,605
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		2,086	2,226,805
5.75%, 6/01/22		5,376	5,591,040
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		8,047	8,378,939
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,751,557

			112,912,780

Consumer Non-Cyclical – 5.4%
Acadia Healthcare Co., Inc. 6.50%, 3/01/24		4,950	5,049,000
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		11,200	10,668,000
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25(a)		3,777	3,728,617
6.625%, 6/15/24(a)		9,979	10,353,213
Alere, Inc. 6.375%, 7/01/23(a)		1,482	1,526,460
7.25%, 7/01/18		3,046	3,099,305
Amsurg Corp. 5.625%, 7/15/22		5,163	5,266,260
Aramark Services, Inc. 5.125%, 1/15/24		1,484	1,554,490
5.75%, 3/15/20		604	621,365
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(h)		12,017	7,570,710
9.25%, 2/15/19(a)		6,688	5,801,840
Boparan Finance PLC 5.25%, 7/15/19(a)(b)	GBP	5,799	6,931,741
5.50%, 7/15/21(a)		9,185	10,258,726
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	4,950	5,614,484
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(a)		1,000	1,122,449
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	31,582	24,081,275
Concordia International Corp. 7.00%, 4/15/23(a)		1,245	715,875
9.50%, 10/21/22(a)		24,166	14,862,090

30	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DaVita, Inc. 5.00%, 5/01/25	U.S.$	9,884	$9,538,060
Endo Finance LLC/Endo Finco, Inc. 7.25%, 1/15/22(a)		3,035	2,875,663
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		5,038	4,383,060
6.50%, 2/01/25(a)(k)		16,091	13,556,667
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		16,738	16,800,767
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	4,512	5,653,576
HCA, Inc. 4.25%, 10/15/19	U.S.$	3,274	3,396,775
5.375%, 2/01/25		441	450,129
5.875%, 3/15/22-2/15/26		7,379	7,870,450
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		1,473	1,546,650
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	6,584	7,585,876
Horizon Pharma, Inc. 6.625%, 5/01/23(b)	U.S.$	9,168	8,652,300
Horizon Pharma, Inc./Horizon Pharma USA, Inc. 8.75%, 11/01/24(a)		4,526	4,593,890
HRG Group, Inc. 7.875%, 7/15/19		12,371	12,958,622
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		12,035	11,463,337
Kinetic Concepts, Inc./KCI USA, Inc. 9.625%, 10/01/21(a)		17,923	17,318,099
LifePoint Health, Inc. 5.875%, 12/01/23		7,809	7,926,135
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		10,965	10,142,625
5.625%, 10/15/23(a)		5,736	5,391,840
5.75%, 8/01/22(a)		54	51,165
MEDNAX, Inc. 5.25%, 12/01/23(a)		2,302	2,405,590
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		6,560	7,018,544
NBTY, Inc. 7.625%, 5/15/21(a)		16,080	15,718,200
Post Holdings, Inc. 5.00%, 8/15/26(a)		11,791	11,437,270
6.00%, 12/15/22(a)		2,096	2,211,280
8.00%, 7/15/25(a)		607	691,980
Revlon Consumer Products Corp. 6.25%, 8/01/24(a)		3,601	3,709,030

AB HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RSI Home Products, Inc. 6.50%, 3/15/23(a)	U.S.$	14,852	$15,743,120
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		1,589	1,600,918
5.875%, 8/01/21(a)		5,820	6,067,350
6.625%, 8/15/22		1,516	1,597,485
Spectrum Brands, Inc. 4.00%, 10/01/26(a)	EUR	3,459	3,892,045
6.125%, 12/15/24	U.S.$	1,915	2,096,925
6.625%, 11/15/22		2,624	2,812,613
Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)		2,748	2,864,790
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	9,492	11,254,472
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(a)		3,869	4,576,777
Tenet Healthcare Corp. 6.75%, 6/15/23	U.S.$	8,125	7,464,844
6.875%, 11/15/31		16,407	13,166,617
8.125%, 4/01/22		4,631	4,526,803
Valeant Pharmaceuticals International 6.75%, 8/15/21(a)		2,100	1,816,500
7.25%, 7/15/22(a)		5,402	4,699,740
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		1,466	1,150,810
5.875%, 5/15/23(a)		2,975	2,350,250
6.125%, 4/15/25(a)		13,140	10,380,600
Valvoline, Inc. 5.50%, 7/15/24(a)		1,738	1,833,590
Vizient, Inc. 10.375%, 3/01/24(a)		2,066	2,303,590
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	5,840,744

			422,214,063

Energy – 4.4%
Antero Resources Corp. 5.625%, 6/01/23	U.S.$	2,422	2,470,440
6.00%, 12/01/20		16	16,460
Berry Petroleum Co. LLC 6.50%, 9/15/22(d)(e)		18,405	10,122,750
California Resources Corp. 5.00%, 1/15/20		1,806	1,119,720
5.50%, 9/15/21		1,846	1,089,140
6.00%, 11/15/24		1,594	876,700
8.00%, 12/15/22(a)		5,980	4,036,500
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		1,394	1,448,018

32	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	495	$481,115
3.80%, 9/15/23		280	276,137
4.45%, 9/15/42		4,289	3,759,532
5.70%, 10/15/19		6,360	6,872,565
6.75%, 11/15/39		373	416,376
CHC Helicopter SA 9.25%, 10/15/20(d)(e)(f)		31,420	15,474,301
9.375%, 6/01/21(d)(e)(f)		1,253	366,561
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(a)		10,458	11,085,480
Chesapeake Energy Corp. 4.875%, 4/15/22(b)		9,619	8,176,150
6.125%, 2/15/21		4,834	4,423,110
Cobalt International Energy, Inc. 2.625%, 12/01/19(i)		4,083	1,878,180
Continental Resources, Inc./OK 3.80%, 6/01/24		517	475,640
4.90%, 6/01/44		2,314	1,969,793
5.00%, 9/15/22		715	700,700
DCP Midstream Operating LP 3.875%, 3/15/23		4,357	4,237,182
5.60%, 4/01/44		10,432	9,780,000
Denbury Resources, Inc. 4.625%, 7/15/23		2,703	1,966,433
5.50%, 5/01/22		1,295	1,023,050
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		8,521	6,241,973
5.70%, 10/15/39		3,966	3,312,256
Energy Transfer Equity LP 5.875%, 1/15/24		768	780,576
7.50%, 10/15/20		6,077	6,623,930
Ensco PLC 4.50%, 10/01/24		1,712	1,369,600
5.20%, 3/15/25		2,567	2,088,100
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		1,899	1,291,320
7.75%, 9/01/22		1,866	1,268,880
9.375%, 5/01/20		12,108	9,504,780
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,442	15,702,110
Golden Energy Offshore Services AS 5.00%, 12/31/17(c)	NOK	33,602	1,098,073
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)	U.S.$	2,366	2,371,915
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		5,000	2,975,000
5.875%, 4/01/20		4,695	3,028,275

AB HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Laredo Petroleum, Inc. 5.625%, 1/15/22	U.S.$	1,777	$1,732,575
7.375%, 5/01/22		5,638	5,807,140
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(d)(e)		2,788	927,010
6.50%, 9/15/21		655	212,875
8.625%, 4/15/20(d)(e)		4,190	1,372,225
Murphy Oil Corp. 6.875%, 8/15/24		1,315	1,387,266
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23(a)		5,733	5,747,332
Noble Holding International Ltd. 3.95%, 3/15/22		5,106	3,918,855
5.25%, 3/15/42		1,180	666,700
7.20%, 4/01/25(l)		2,289	1,865,535
8.20%, 4/01/45		2,932	1,975,435
Northern Oil and Gas, Inc. 8.00%, 6/01/20		3,075	2,429,250
Oasis Petroleum, Inc. 6.50%, 11/01/21		646	641,963
6.875%, 3/15/22-1/15/23(b)		6,614	6,538,960
Pacific Drilling SA 5.375%, 6/01/20(a)		12,449	3,547,965
Paragon Offshore PLC 6.75%, 7/15/22(a)(d)(e)		17,781	3,556,200
7.25%, 8/15/24(a)(d)(e)		6,607	1,321,400
PDC Energy, Inc. 6.125%, 9/15/24(a)		3,203	3,331,120
PHI, Inc. 5.25%, 3/15/19		7,518	7,236,075
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,806,888
QEP Resources, Inc. 5.25%, 5/01/23		4,020	3,949,650
5.375%, 10/01/22		1,061	1,050,390
6.875%, 3/01/21		3,871	4,074,227
Range Resources Corp. 5.00%, 3/15/23(a)(b)		5,789	5,600,857
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		3,851	4,072,432
5.875%, 6/30/26(a)		5,926	6,386,450
6.25%, 3/15/22		3,000	3,285,000
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	3,054,810
Sanchez Energy Corp. 6.125%, 1/15/23		5,546	4,741,830
SandRidge Energy, Inc. Zero Coupon, 10/04/20(d)(i)		1,072	1,313,092

34	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.50%, 2/15/23(d)	U.S.$	1,970	$	– 0	–
8.125%, 10/15/22(d)		15,534		– 0	–
8.75%, 6/01/20(d)		4,745		– 0	–
Seitel, Inc. 9.50%, 4/15/19		2,574		2,287,643
SM Energy Co. 5.00%, 1/15/24		2,390		2,222,700
5.625%, 6/01/25		3,563		3,393,758
6.50%, 1/01/23		2,737		2,723,315
6.75%, 9/15/26		3,935		4,033,375
Southern Star Central Corp. 5.125%, 7/15/22(a)		6,100		6,206,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		4,946		4,649,240
6.375%, 8/01/22		2,736		2,818,080
Tervita Corp. 8.00%, 11/15/18(a)		12,243		12,120,570
9.75%, 11/01/19(a)(d)(e)		6,510		374,325
10.875%, 2/15/18(a)(d)(e)		23,005		1,322,788
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		8,000		8,350,000
Transocean, Inc. 5.05%, 10/15/22		2,466		2,108,430
6.80%, 3/15/38		13,720		9,020,900
7.50%, 4/15/31		1,800		1,278,000
9.00%, 7/15/23(a)		6,110		5,968,706
Vantage Drilling International 7.125%, 4/01/23(d)(g)(j)		8,325		– 0	–
7.50%, 11/01/19(d)(g)(j)		8,860		– 0	–
10.00%, 12/31/20(j)		521		470,203
10.00%, 12/31/20(c)		431		388,978
Weatherford International Ltd. 4.50%, 4/15/22		672		604,800
5.95%, 4/15/42		2,757		2,081,535
6.50%, 8/01/36		4,003		3,162,370
6.75%, 9/15/40		4,691		3,717,617
7.00%, 3/15/38		4,190		3,456,750
Whiting Petroleum Corp. 1.25%, 4/01/20(i)		2,925		2,453,344
5.00%, 3/15/19		1,768		1,679,600
WPX Energy, Inc. 5.25%, 9/15/24		6,542		6,214,900
8.25%, 8/01/23		1,315		1,420,200

				340,279,205

Other Industrial – 0.5%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		7,510		6,815,325
9.00%, 10/15/18(a)	EUR	1,810		1,812,594

AB HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

B456 Systems, Inc. 3.75%, 4/15/16(d)(i)(j)(m)	U.S.$	3,985	$159,400
Briggs & Stratton Corp. 6.875%, 12/15/20		737	816,228
General Cable Corp. 5.75%, 10/01/22		9,213	8,706,285
Laureate Education, Inc. 10.00%, 9/01/19(a)		17,457	16,147,725
Liberty Tire Recycling LLC 11.00%, 3/31/21(c)(g)(h)		2,291	1,669,556
Modular Space Corp. 10.25%, 1/31/19(c)(d)(e)		6,839	2,940,770
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		2,884	2,855,160

			41,923,043

Services – 0.9%
APX Group, Inc. 6.375%, 12/01/19		2,625	2,707,031
7.875%, 12/01/22(b)		8,405	8,846,347
8.75%, 12/01/20		7,221	6,986,317
eDreams ODIGEO SA 8.50%, 8/01/21(a)	EUR	10,411	11,692,220
GEO Group, Inc. (The) 5.125%, 4/01/23	U.S.$	1,054	918,298
5.875%, 1/15/22-10/15/24		4,401	4,083,368
6.00%, 4/15/26		1,318	1,136,775
IHS Markit Ltd. 5.00%, 11/01/22(a)		3,524	3,726,630
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		26,686	28,353,875
Service Corp. International/US 7.50%, 4/01/27		1,575	1,842,750

			70,293,611

Technology – 2.0%
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	11,265,375
Avaya, Inc. 7.00%, 4/01/19(a)		12,501	10,157,062
10.50%, 3/01/21(a)		15,892	5,244,360
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		15,535	14,214,525
BMC Software, Inc. 7.25%, 6/01/18		337	335,315
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(a)(h)		2,450	2,254,000

36	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CDW LLC/CDW Finance Corp. 5.50%, 12/01/24	U.S.$	1,272	$1,335,994
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		7,458	7,849,545
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	904,425
Dell, Inc. 6.50%, 4/15/38		8,083	7,800,095
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)		3,997	4,378,534
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		6,119	6,195,487
First Data Corp. 6.75%, 11/01/20(a)		1,058	1,093,708
General Cable Corp. 4.50%, 11/15/29(i)(k)		5,909	3,807,612
Goodman Networks, Inc. 12.125%, 7/01/18		8,670	3,706,425
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(h)		3,335	3,376,688
Infor US, Inc. 6.50%, 5/15/22		7,478	7,730,382
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,233,875
Micron Technology, Inc. 5.25%, 8/01/23-1/15/24(a)		5,769	5,641,170
5.50%, 2/01/25		14,490	14,204,692
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,804,710
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		1,648	1,691,260
5.375%, 4/15/23(a)		4,041	4,147,076
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		8,868	9,912,828
Sophia LP/Sophia Finance, Inc. 9.00%, 9/30/23(a)		3,878	4,071,900
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,278,400
Western Digital Corp. 10.50%, 4/01/24(a)		10,757	12,424,335

			157,059,778

Transportation - Airlines – 0.0%
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,528	1,627,847

AB HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)	U.S.$	5,359	$5,091,050
5.50%, 4/01/23		6,011	5,950,890
CEVA Group PLC 9.00%, 9/01/21(a)		10,987	7,127,816
EC Finance PLC 5.125%, 7/15/21(a)	EUR	4,232	4,838,474
Europcar Groupe SA 5.75%, 6/15/22(a)(b)		2,550	2,922,822
Hertz Corp. (The) 5.50%, 10/15/24(a)(b)	U.S.$	22,897	22,230,697
XPO CNW, Inc. 6.70%, 5/01/34		13,854	11,083,200
XPO Logistics, Inc. 6.125%, 9/01/23(a)		2,430	2,499,862

			61,744,811

			2,694,474,245

Financial Institutions – 4.5%
Banking – 2.9%
Ally Financial, Inc. 4.125%, 3/30/20		505	513,206
8.00%, 11/01/31		6,998	8,378,790
Banco Bilbao Vizcaya Argentaria SA 6.75%, 2/18/20(a)(n)	EUR	1,800	1,904,322
8.875%, 4/14/21(a)(n)		2,800	3,311,912
Bank of America Corp. Series AA 6.10%, 3/17/25(n)	U.S.$	7,966	8,334,826
Series X 6.25%, 9/05/24(n)		521	545,747
Series Z 6.50%, 10/23/24(n)		4,009	4,349,765
Bank of Ireland Series E 10.00%, 2/12/20(a)	EUR	2,270	3,052,581
Barclays Bank PLC 6.86%, 6/15/32(a)(n)	U.S.$	838	973,295
7.625%, 11/21/22		6,508	7,264,555
7.70%, 4/25/18(a)(n)		4,629	4,831,338
7.75%, 4/10/23		11,559	12,136,950
Barclays PLC 8.00%, 12/15/20(n)	EUR	622	699,017
BBVA International Preferred SAU 1.349% (EURIBOR 3 Month + 1.65%), 12/22/16(n)(o)		3,030	2,900,298
1.649% (EURIBOR 3 Month + 1.95%), 12/20/16(a)(b)(n)(o)		8,900	8,939,117

38	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	14,778	$15,332,175
Series M 6.30%, 5/15/24(n)		7,000	7,166,250
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,709,470
Credit Agricole SA 7.589%, 1/30/20(n)	GBP	4,950	6,664,680
8.125%, 12/23/25(a)(n)	U.S.$	5,635	6,085,800
Credit Suisse Group AG 7.50%, 12/11/23(a)(n)		22,644	23,464,845
Dresdner Funding Trust I 8.151%, 6/30/31(a)		816	970,020
HT1 Funding GmbH 6.352%, 6/30/17(b)(n)	EUR	2,700	2,938,732
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	3,834	3,557,879
5.71%, 1/15/26(a)		5,445	5,185,252
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(n)		3,709	4,093,809
6.657%, 5/21/37(a)(n)		1,801	2,003,612
7.50%, 6/27/24(n)		3,535	3,641,050
Royal Bank of Scotland Group PLC 8.00%, 8/10/25(n)		6,129	5,822,550
8.625%, 8/15/21(n)		16,266	16,184,670
Series U 7.64%, 9/30/17(n)		1,200	1,164,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		253	259,641
SNS Bank NV 11.25%, 12/31/99(d)(g)(j)(n)	EUR	1,001	– 0	–
Societe Generale SA 7.375%, 9/13/21(a)(n)	U.S.$	9,852	9,815,055
8.00%, 9/29/25(a)(n)		11,901	12,020,010
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(n)		3,500	3,399,375
UBS Group AG 7.00%, 2/19/25(a)(n)		11,235	11,993,362
Zions Bancorporation 5.65%, 11/15/23		2,289	2,342,334

			226,950,290

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)		1,600	96,800
Series G 4.80%, 3/13/14(d)(m)		1,800	106,020

			202,820

AB HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.7%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(h)	U.S.$	16,073	$1,285,802
Creditcorp 12.00%, 7/15/18(c)		6,205	2,947,375
Enova International, Inc. 9.75%, 6/01/21		12,138	11,379,375
ILFC E-Capital Trust II 4.25%, 12/21/65(a)(o)		1,500	1,222,500
Navient Corp. 4.875%, 6/17/19		5,837	5,888,074
5.50%, 1/15/19-1/25/23		2,213	2,232,848
5.875%, 3/25/21		3,619	3,623,524
6.125%, 3/25/24		1,255	1,148,325
6.625%, 7/26/21		4,403	4,436,022
7.25%, 1/25/22		1,638	1,654,380
8.00%, 3/25/20		7,546	8,187,410
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		1,492	1,506,920
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		14,675	11,006,250

			56,518,805

Insurance – 0.4%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		3,087	3,225,915
Genworth Holdings, Inc. 6.15%, 11/15/66		809	386,298
7.625%, 9/24/21		4,725	4,429,687
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	17,341,825

			25,383,725

Other Finance – 0.4%
CNG Holdings, Inc. 9.375%, 5/15/20(a)		3,774	2,471,970
iPayment, Inc. 9.50%, 12/15/19(c)		10,368	10,432,534
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	6,507	7,760,219
7.375%, 4/15/21(a)	U.S.$	1,619	1,740,425
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(c)		4,591	3,638,368
Speedy Group Holdings Corp. 12.00%, 11/15/17(c)		7,281	3,604,095

			29,647,611

REITS – 0.1%
FelCor Lodging LP 5.625%, 3/01/23		7,213	7,443,744

40	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

VEREIT Operating Partnership LP 4.875%, 6/01/26	U.S.$	1,847	$1,941,326

			9,385,070

			348,088,321

Utility – 1.1%
Electric – 1.1%
AES Corp./VA 4.875%, 5/15/23		826	819,549
Calpine Corp. 5.50%, 2/01/24		5,320	5,187,000
5.75%, 1/15/25		9,130	8,878,925
7.875%, 1/15/23(a)		808	847,390
ContourGlobal Power Holdings SA 5.125%, 6/15/21(a)	EUR	8,608	9,891,854
DPL, Inc. 6.75%, 10/01/19	U.S.$	1,280	1,328,000
Dynegy, Inc. 7.375%, 11/01/22		5,633	5,432,324
7.625%, 11/01/24		5,105	4,888,038
Emera, Inc. Series 2016-A 6.75%, 6/15/76		6,938	7,666,490
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,917,310
GenOn Energy, Inc. 7.875%, 6/15/17		825	676,500
9.50%, 10/15/18		8,571	6,878,227
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24		5,426	5,316,228
6.625%, 3/15/23		5,121	5,108,198
NRG Yield Operating LLC 5.375%, 8/15/24		4,311	4,397,220
Talen Energy Supply LLC 4.60%, 12/15/21		8,074	6,615,836
Texas Competitive/tceh 11.50%, 10/01/20(a)(d)(m)		2,679	– 0	–
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	7,830	9,111,105

			88,960,194

Non Corporate Sectors – 0.0%
Agencies - Not Government Guaranteed – 0.0%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)	U.S.$	2,349	2,357,809

Total Corporates – Non-Investment Grade (cost $3,221,965,041)			3,133,880,569

AB HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 18.4%
Colombia – 0.5%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	$4,347,201
Colombian TES Series B 7.00%, 5/04/22		84,097,200	28,096,310
10.00%, 7/24/24		7,000,000	2,735,838

			35,179,349

Mexico – 0.7%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	1,003,500	54,262,958

South Africa – 0.0%
Republic of South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,250,654

United States – 17.2%
U.S. Treasury Bonds 6.125%, 11/15/27(p)(q)	U.S.$	78,500	111,509,878
U.S. Treasury Notes 0.875%, 3/31/18		554,000	554,670,894
0.875%, 4/15/19(q)		382,180	381,567,748
1.25%, 3/31/21		259,848	259,502,922
1.625%, 8/31/19		7,012	7,136,351
2.125%, 8/31/20(q)		11,300	11,696,381
2.50%, 8/15/23(q)		16,550	17,504,852

			1,343,589,026

Total Governments – Treasuries (cost $1,437,055,314)			1,434,281,987

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.6%
Risk Share Floating Rate – 7.4%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 12.534% (LIBOR 1 Month + 12.00%), 4/25/26(c)(o)		2,331	2,346,179
Series 2016-1A, Class M2B 7.034% (LIBOR 1 Month + 6.50%), 4/25/26(c)(o)		21,264	21,516,631
Bellemeade Re Ltd. Series 2015-1A, Class M2 4.834% (LIBOR 1 Month + 4.30%), 7/25/25(c)(o)		6,730	6,830,950

42	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.684% (LIBOR 1 Month + 7.15%), 7/25/23(o)	U.S.$	8,995	$10,561,786
Series 2013-DN2, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/23(o)		7,100	7,475,532
Series 2014-DN1, Class M3 5.034% (LIBOR 1 Month + 4.50%), 2/25/24(o)		13,021	14,101,978
Series 2014-DN2, Class M3 4.134% (LIBOR 1 Month + 3.60%), 4/25/24(o)		5,376	5,537,868
Series 2014-DN3, Class M3 4.534% (LIBOR 1 Month + 4.00%), 8/25/24(o)		10,000	10,440,216
Series 2014-DN4, Class M3 5.084% (LIBOR 1 Month + 4.55%), 10/25/24(o)		1,900	2,009,300
Series 2014-HQ1, Class M3 4.634% (LIBOR 1 Month + 4.10%), 8/25/24(o)		9,416	9,765,838
Series 2014-HQ2, Class M3 4.284% (LIBOR 1 Month + 3.75%), 9/25/24(o)		3,045	3,104,976
Series 2014-HQ3, Class M3 5.284% (LIBOR 1 Month + 4.75%), 10/25/24(o)		9,550	10,065,214
Series 2015-DN1, Class B 12.034% (LIBOR 1 Month + 11.50%), 1/25/25(o)		2,443	2,824,953
Series 2015-DN1, Class M3 4.684% (LIBOR 1 Month + 4.15%), 1/25/25(o)		8,572	8,950,249
Series 2015-DNA1, Class M3 3.834% (LIBOR 1 Month + 3.30%), 10/25/27(o)		1,760	1,804,227
Series 2015-DNA2, Class B 8.084% (LIBOR 1 Month + 7.55%), 12/25/27(o)		16,235	16,590,133
Series 2015-DNA3, Class B 9.884% (LIBOR 1 Month + 9.35%), 4/25/28(o)		7,582	8,118,631
Series 2015-DNA3, Class M3 5.234% (LIBOR 1 Month + 4.70%), 4/25/28(o)		3,021	3,181,370

AB HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ1, Class M3 4.334% (LIBOR 1 Month + 3.80%), 3/25/25(o)	U.S.$	3,380	$3,545,279
Series 2015-HQ2, Class B 8.484% (LIBOR 1 Month + 7.95%), 5/25/25(o)		298	311,055
Series 2015-HQA1, Class B 9.334% (LIBOR 1 Month + 8.80%), 3/25/28(o)		9,169	9,253,028
Series 2015-HQA1, Class M3 5.234% (LIBOR 1 Month + 4.70%), 3/25/28(o)		8,335	8,709,347
Series 2015-HQA2, Class B 11.034% (LIBOR 1 Month + 10.50%), 5/25/28(o)		6,993	7,747,857
Series 2015-HQA2, Class M3 5.334% (LIBOR 1 Month + 4.80%), 5/25/28(o)		1,740	1,846,988
Series 2016-DNA1, Class M3 6.084% (LIBOR 1 Month + 5.55%), 7/25/28(o)		7,042	7,610,569
Series 2016-DNA2, Class B 11.034% (LIBOR 1 Month + 10.50%), 10/25/28(o)		5,076	5,639,574
Series 2016-DNA2, Class M3 5.184% (LIBOR 1 Month + 4.65%), 10/25/28(o)		3,862	4,027,190
Series 2016-DNA3, Class B 11.784% (LIBOR 1 Month + 11.25%), 12/25/28(o)		3,874	4,454,025
Series 2016-DNA3, Class M3 5.534% (LIBOR 1 Month + 5.00%), 12/25/28(o)		16,998	18,002,361
Series 2016-DNA4, Class B 9.134% (LIBOR 1 Month + 8.60%), 3/25/29(o)		1,836	1,836,385
Series 2016-DNA4, Class M3 4.334% (LIBOR 1 Month + 3.80%), 3/25/29(o)		3,632	3,587,630
Series 2016-HQA1, Class B 13.284% (LIBOR 1 Month + 12.75%), 9/25/28(o)		1,000	1,223,103
Series 2016-HQA1, Class M3 6.884% (LIBOR 1 Month + 6.35%), 9/25/28(o)		18,443	20,591,120
Series 2016-HQA2, Class B 12.034% (LIBOR 1 Month + 11.50%), 11/25/28(o)		2,957	3,427,724

44	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.784% (LIBOR 1 Month + 5.25%), 10/25/23(o)	U.S.$	7,285	$8,014,403
Series 2014-C01, Class M2 4.934% (LIBOR 1 Month + 4.40%), 1/25/24(o)		9,535	10,101,006
Series 2014-C02, Class 1M2 3.134% (LIBOR 1 Month + 2.60%), 5/25/24(o)		3,410	3,330,256
Series 2014-C03, Class 1M2 3.534% (LIBOR 1 Month + 3.00%), 7/25/24(o)		11,973	11,990,030
Series 2014-C04, Class 1M2 5.434% (LIBOR 1 Month + 4.90%), 11/25/24(o)		23,605	25,227,679
Series 2014-C04, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 11/25/24(o)		3,828	4,094,031
Series 2015-C01, Class 1M2 4.834% (LIBOR 1 Month + 4.30%), 2/25/25(o)		22,959	23,804,686
Series 2015-C01, Class 2M2 5.084% (LIBOR 1 Month + 4.55%), 2/25/25(o)		7,476	7,774,883
Series 2015-C02, Class 1M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(o)		5,881	6,072,569
Series 2015-C02, Class 2M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(o)		11,991	12,368,056
Series 2015-C03, Class 1M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(o)		20,384	21,391,004
Series 2015-C03, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(o)		14,908	15,819,507
Series 2015-C04, Class 1M2 6.234% (LIBOR 1 Month + 5.70%), 4/25/28(o)		13,295	14,176,705
Series 2015-C04, Class 2M2 6.084% (LIBOR 1 Month + 5.55%), 4/25/28(o)		7,247	7,712,179
Series 2016-C01, Class 1B 12.284% (LIBOR 1 Month + 11.75%), 8/25/28(o)		4,069	4,834,961
Series 2016-C01, Class 1M2 7.284% (LIBOR 1 Month + 6.75%), 8/25/28(o)		11,933	13,336,450

AB HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 2M2 7.484% (LIBOR 1 Month + 6.95%), 8/25/28(o)	U.S.$	3,870	$4,339,008
Series 2016-C02, Class 1B 12.784% (LIBOR 1 Month + 12.25%), 9/25/28(o)		2,900	3,616,722
Series 2016-C02, Class 1M2 6.534% (LIBOR 1 Month + 6.00%), 9/25/28(o)		22,977	25,215,782
Series 2016-C03, Class 1B 12.284% (LIBOR 1 Month + 11.75%), 10/25/28(o)		7,144	8,378,109
Series 2016-C03, Class 1M2 5.834% (LIBOR 1 Month + 5.30%), 10/25/28(o)		2,497	2,668,475
Series 2016-C03, Class 2B 13.284% (LIBOR 1 Month + 12.75%), 10/25/28(o)		4,794	5,905,647
Series 2016-C03, Class 2M2 6.434% (LIBOR 1 Month + 5.90%), 10/25/28(o)		22,833	24,586,616
Series 2016-C04, Class 1B 10.784% (LIBOR 1 Month + 10.25%), 1/25/29(o)		10,779	11,903,106
Series 2016-C04, Class 1M2 4.784% (LIBOR 1 Month + 4.25%), 1/25/29(o)		6,797	6,898,904
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 1/25/29(o)		11,319	12,613,232
Series 2016-C05, Class 2M2 4.984% (LIBOR 1 Month + 4.45%), 1/25/29(o)		15,479	15,915,001
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.034% (LIBOR 1 Month + 5.50%), 10/25/25(a)(o)		7,778	7,584,298
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.784% (LIBOR 1 Month + 5.25%), 11/25/25(c)(o)		6,022	6,042,866
Series 2015-WF1, Class 2M2 6.034% (LIBOR 1 Month + 5.50%), 11/25/25(c)(o)		3,341	3,341,668

			576,097,105

46	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 1.9%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35	U.S.$	4,864	$4,631,083
Series 2005-46CB, Class A2 5.50%, 10/25/35		268	254,330
Series 2005-46CB, Class A3 5.50%, 10/25/35		655	621,385
Series 2005-46CB, Class A4 5.25%, 10/25/35		288	269,598
Series 2005-46CB, Class A7 5.50%, 10/25/35		508	481,793
Series 2005-46CB, Class A20 5.50%, 10/25/35		210	199,047
Series 2005-J14, Class A8 5.50%, 12/25/35		3,884	3,290,956
Series 2006-2CB, Class A11 6.00%, 3/25/36		1,729	1,436,960
Series 2006-19CB, Class A15 6.00%, 8/25/36		640	559,631
Series 2006-19CB, Class A24 6.00%, 8/25/36		411	359,738
Series 2006-24CB, Class A15 5.75%, 6/25/36		4,477	3,850,049
Series 2006-24CB, Class A16 5.75%, 6/25/36		856	736,103
Series 2006-26CB, Class A6 6.25%, 9/25/36		375	311,605
Series 2006-26CB, Class A8 6.25%, 9/25/36		1,419	1,177,523
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		3,870	3,132,073
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,651	1,404,693
Series 2006-HY12, Class A5 2.957%, 8/25/36		8,019	7,583,544
Series 2006-J1, Class 1A10 5.50%, 2/25/36		2,135	1,870,122
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,455	1,219,217
Series 2007-13, Class A2 6.00%, 6/25/47		5,740	4,656,369
Series 2007-15CB, Class A19 5.75%, 7/25/37		875	763,427
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,090	974,416
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.931%, 4/26/37(a)		3,196	2,535,364

AB HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.163%, 5/25/47	U.S.$	1,603	$1,479,824
Series 2007-4, Class 22A1 4.66%, 6/25/47		5,433	4,940,936
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		4,623	3,465,515
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		874	623,998
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		7,935	7,385,870
Series 2006-AR3, Class 1A2A 3.195%, 6/25/36		2,987	2,845,567
Series 2007-AR4, Class 1A1A 5.224%, 3/25/37		1,286	1,142,383
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		2,704	2,341,505
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,810	1,558,769
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		3,802	3,334,807
Series 2007-4, Class 1A39 6.00%, 5/25/37		2,733	2,318,038
Series 2007-HY4, Class 1A1 3.134%, 9/25/47		1,726	1,528,485
Series 2007-HYB2, Class 3A1 2.995%, 2/25/47		1,881	1,544,442
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		692	490,266
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		3,558	3,490,449
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,688	2,293,886
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.924%, 5/25/35		1,108	995,878
Series 2006-AA3, Class A1 2.817%, 6/25/36		1,405	1,136,908
Series 2006-AA5, Class A1 2.785%, 9/25/36		4,065	3,288,117

48	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-FA1, Class 1A3 5.75%, 4/25/36	U.S.$	2,232	$1,769,937
Series 2006-FA3, Class A9 6.00%, 7/25/36		1,832	1,492,724
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 3.021%, 9/25/35		3,314	2,825,597
Series 2006-AR37, Class 2A1 4.184%, 2/25/37		1,471	1,160,454
Series 2007-AR1, Class 2A1 3.04%, 4/25/37		4,319	3,519,697
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,936	1,725,535
Series 2007-12, Class 3A22 6.00%, 8/25/37		536	464,068
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.382%, 10/25/36		7,956	4,776,254
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)		7,130	5,667,459
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.013%, 9/25/35		3,841	3,234,622
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		2,994	2,844,815
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,035	825,971
Series 2007-A1, Class A8 6.00%, 3/25/37		1,339	898,786
Series 2007-A5, Class 2A3 6.00%, 5/25/37		463	411,183
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 3.162%, 9/25/35		2,236	2,055,323
Series 2006-9, Class 4A1 3.097%, 10/25/36		1,555	1,319,697
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-7, Class A4 4.458%, 9/25/36		2,316	1,306,233
Series 2006-9, Class A4 5.98%, 10/25/36		2,396	1,247,777
Series 2007-HY3, Class 4A1 2.79%, 3/25/37		3,784	3,563,875

AB HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37	U.S.$	1,843	$1,665,416
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A8 6.00%, 7/25/37		1,788	1,769,642
Series 2007-AR7, Class A1 3.13%, 12/28/37		8,184	7,504,606
Series 2007-AR8, Class A1 3.133%, 11/25/37		3,305	2,937,224

			143,511,564

Non-Agency Floating Rate – 0.2%
Alternative Loan Trust Series 2005-82, Class A1 0.804% (LIBOR 1 Month + 0.27%), 2/25/36(o)		696	547,156
Series 2007-7T2, Class A3 1.134% (LIBOR 1 Month + 0.60%), 4/25/37(o)		3,433	1,334,502
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.134% (LIBOR 1 Month + 0.60%), 8/25/37(o)		907	639,374
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.784% (LIBOR 1 Month + 0.25%), 4/25/37(o)		2,155	976,534
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.784% (LIBOR 1 Month + 0.25%), 2/25/37(o)		3,060	560,817
Series 2007-1, Class 3A2 6.716% (7.25% - LIBOR 1 Month), 2/25/37(o)(r)		3,060	1,175,923
Lehman XS Trust Series 2007-16N, Class 2A2 1.384% (LIBOR 1 Month + 0.85%), 9/25/47(o)		1,242	1,017,538
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.684% (LIBOR 1 Month + 0.15%), 8/25/36(o)		10,519	5,438,261
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.694% (LIBOR 1 Month + 0.16%), 2/25/37(o)		1,279	1,086,002

50	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-2, Class 1A3 0.864% (LIBOR 1 Month + 0.33%), 5/25/37(o)	U.S.$	1,448	$1,313,554
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 2.024% (12MTA + 1.50%), 8/25/47(o)		2,979	2,441,369
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-AR3, Class A1A 1.524% (12MTA + 1.00%), 2/25/46(o)		1,220	1,116,319

			17,647,349

Agency Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 3311, Class IE 5.875% (6.41% – LIBOR 1 Month), 5/15/37(o)(r)		7,957	1,657,258
Government National Mortgage Association Series 2016-120, Class NS 5.574% (6.10% – LIBOR 1 Month), 9/20/46(o)(r)		17,194	4,795,681

			6,452,939

Total Collateralized Mortgage Obligations (cost $716,415,345)			743,708,957

CORPORATES – INVESTMENT GRADE – 6.1%
Industrial – 2.9%
Basic – 0.4%
Braskem Finance Ltd. 6.45%, 2/03/24		4,037	4,269,128
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		1,464	1,471,320
Glencore Funding LLC 4.00%, 4/16/25(a)		920	906,200
4.625%, 4/29/24(a)		1,733	1,761,941
Minsur SA 6.25%, 2/07/24(a)		10,297	10,756,648
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,764,884
WestRock MWV LLC 8.20%, 1/15/30		2,940	3,967,703
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,376,745
8.50%, 1/15/25		1,000	1,348,663

			30,623,232

AB HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
General Electric Co. Series D 5.00%, 1/21/21(n)	U.S.$	12,108	$12,827,215
Lafarge SA 7.125%, 7/15/36		2,640	3,265,865
Owens Corning 7.00%, 12/01/36(l)(o)		4,450	5,523,692

			21,616,772

Communications - Media – 0.4%
Activision Blizzard, Inc. 6.125%, 9/15/23(a)		2	2,203
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 7/23/22(a)		5,865	6,247,269
4.908%, 7/23/25(a)		6,755	7,285,612
6.484%, 10/23/45(a)		2,993	3,507,347
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,487,440
Cox Communications, Inc. 4.50%, 6/30/43(a)		882	789,827
4.70%, 12/15/42(a)		1,692	1,543,700
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(n)		6,975	7,430,467

			30,293,865

Communications - Telecommunications – 0.2%
Qwest Corp. 6.75%, 12/01/21		1,000	1,108,750
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)		10,842	10,869,105

			11,977,855

Consumer Cyclical - Automotive – 0.1%
General Motors Financial Co., Inc. 3.20%, 7/06/21		7,463	7,534,107
3.45%, 4/10/22		4,031	4,075,942

			11,610,049

Consumer Cyclical - Other – 0.1%
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,030,000
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		2,425	2,437,125

			4,467,125

52	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18	U.S.$	349	$372,546

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)		2,447	2,490,067
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	386,877
Forest Laboratories LLC 5.00%, 12/15/21(a)		3,997	4,461,795

			7,338,739

Energy – 0.6%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,292,370
Energy Transfer Partners LP 7.60%, 2/01/24		3,200	3,583,162
Enterprise Products Operating LLC Series A 4.46% (LIBOR 3 Month + 3.71%), 8/01/66(o)		1,619	1,540,074
Husky Energy, Inc. 6.15%, 6/15/19		5,000	5,499,570
Kinder Morgan, Inc./DE 7.00%, 6/15/17		275	284,069
Series G 7.75%, 1/15/32		2,969	3,630,802
7.80%, 8/01/31		2,662	3,299,488
Marathon Petroleum Corp. 4.75%, 9/15/44		437	386,515
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,350,241
5.00%, 10/01/22		971	1,041,926
5.50%, 4/15/23		5,015	5,164,688
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,000,000
Williams Partners LP 3.35%, 8/15/22		7,338	7,297,560
5.10%, 9/15/45		4,227	4,061,986
Williams Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		7,379	7,473,200

			49,905,651

Other Industrial – 0.1%
Fresnillo PLC 5.50%, 11/13/23(a)		3,774	4,118,377

AB HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02%, 6/15/26(a)	U.S.$	5,975	$6,513,078
8.35%, 7/15/46(a)		2,793	3,384,253
Hewlett Packard Enterprise Co. 6.60%, 10/15/45(a)		1,573	1,626,911
Micron Technology, Inc. 7.50%, 9/15/23(a)		3,868	4,269,305
Seagate HDD Cayman 4.75%, 1/01/25		9,684	9,228,852
4.875%, 6/01/27		11,626	10,504,161
Verisk Analytics, Inc. 5.50%, 6/15/45		4,150	4,357,380
Western Digital Corp. 7.375%, 4/01/23(a)		5,989	6,550,469

			46,434,409

Transportation - Airlines – 0.0%
America West Airlines Pass-Through Trust Series 1999-1G, Class G 7.93%, 1/02/19		864	924,476
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		776	924,616
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19		380	403,291

			2,252,383

			221,011,003

Financial Institutions – 2.7%
Banking – 0.9%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(a)		1,122	1,270,931
BNP Paribas SA 7.195%, 6/25/37(a)(n)		6,900	7,788,375
7.625%, 3/30/21(a)(n)		462	482,790
BPCE SA 5.70%, 10/22/23(a)		241	261,115
Danske Bank A/S Series E 5.684%, 2/15/17(n)	GBP	5,500	6,799,320
HSBC Holdings PLC 3.60%, 5/25/23	U.S.$	3,652	3,772,151
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		5,980	6,341,706

54	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)	U.S.$	2,638	$2,585,240
Morgan Stanley 4.10%, 5/22/23		10,912	11,497,189
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17(n)	GBP	1,225	1,514,394
Nationwide Building Society 4.00%, 9/14/26(a)	U.S.$	15,300	15,085,448
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(n)		3,888	3,839,400
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,184,761
Santander Bank NA 8.75%, 5/30/18		3,800	4,137,125

			71,559,945

Brokerage – 0.1%
E*TRADE Financial Corp. 5.375%, 11/15/22		4,281	4,575,768
GFI Group, Inc. 8.375%, 7/19/18		2,367	2,538,608

			7,114,376

Finance – 0.2%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		2,367	2,446,910
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,471,764
8.25%, 12/15/20		10,200	12,138,000
8.75%, 3/15/17		2,375	2,433,995

			19,490,669

Insurance – 1.2%
Allstate Corp. (The) 6.50%, 5/15/57		7,045	8,277,875
American International Group, Inc. 6.82%, 11/15/37		1,938	2,498,656
8.175%, 5/15/58		7,301	9,778,937
Aon Corp. 8.205%, 1/01/27		2,495	3,293,400
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,484,024
Coventry Health Care, Inc. 5.95%, 3/15/17		1,415	1,439,438
Lincoln National Corp. 8.75%, 7/01/19		604	704,167
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,259,200

AB HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 6.40%, 12/15/36	U.S.$	9,700	$10,864,000
10.75%, 8/01/39		3,495	5,714,325
Nationwide Mutual Insurance Co. 3.14% (LIBOR 3 Month + 2.29%), 12/15/24(a)(o)		5,000	4,919,345
9.375%, 8/15/39(a)		4,546	6,950,007
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,587,678
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,975,000
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,791,894
XLIT Ltd. 5.50%, 3/31/45		7,198	6,957,184
Series E 6.50%, 4/15/17(n)		8,561	6,565,217
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,031,822

			97,092,169

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		4,867	5,122,517

REITS – 0.2%
EPR Properties 5.75%, 8/15/22		3,445	3,792,501
7.75%, 7/15/20		3,036	3,518,326
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,133,627

			12,444,454

			212,824,130

Utility – 0.5%
Electric – 0.4%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)		14,103	14,420,317
EDP Finance BV 4.90%, 10/01/19(a)		416	440,332
6.00%, 2/02/18(a)		10,232	10,680,203
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		5,125	4,574,062
Southern California Edison Co. Series E 6.25%, 2/01/22(n)		3,300	3,691,875

			33,806,789

56	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)	U.S.$	7,654	$7,925,074

			41,731,863

Total Corporates – Investment Grade (cost $436,491,445)			475,566,996

EMERGING MARKETS – TREASURIES – 4.1%
Argentina – 0.4%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	96,510	6,393,870
16.00%, 10/17/23		194,152	12,867,752
21.20%, 9/19/18		115,305	7,804,594

			27,066,216

Brazil – 2.6%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 1/01/19	BRL	99,500	24,716,149
Brazil Notas do Tesouro Nacional Series B 6.00%, 5/15/45-8/15/50		44,500	42,475,171
Series F 10.00%, 1/01/21-1/01/27		452,740	132,962,204

			200,153,524

Dominican Republic – 0.4%
Dominican Republic International Bond 10.50%, 1/17/20(c)	DOP	347,740	7,656,458
12.00%, 1/20/22(c)		347,740	7,779,793
15.95%, 6/04/21(c)		52,700	1,372,564
16.00%, 7/10/20(c)		563,400	14,350,190

			31,159,005

Turkey – 0.7%
Turkey Government Bond 8.30%, 6/20/18	TRY	178,414	57,083,130

Total Emerging Markets – Treasuries (cost $299,384,335)			315,461,875

EMERGING MARKETS – SOVEREIGNS – 4.0%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(a)	U.S.$	12,366	12,108,004
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(a)		4,015	4,014,750

			16,122,754

AB HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Argentina – 0.8%
Argentina Bonar Bonds 8.75%, 5/07/24	U.S.$	13,715	$15,861,016
Argentine Republic Government International Bond 6.25%, 4/22/19(a)		5,009	5,312,045
6.875%, 4/22/21(a)		9,201	9,937,080
7.82%, 12/31/33	EUR	24,935	29,562,542

			60,672,683

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(a)	U.S.$	6,435	7,160,997

Dominican Republic – 0.4%
Dominican Republic International Bond 6.85%, 1/27/45(a)		9,000	9,360,000
6.875%, 1/29/26(a)		652	722,090
7.45%, 4/30/44(a)		5,621	6,267,415
8.625%, 4/20/27(a)		12,151	14,277,425

			30,626,930

Ecuador – 0.1%
Ecuador Government International Bond 7.95%, 6/20/24(a)		4,350	4,099,875
10.75%, 3/28/22(a)		3,700	3,912,750

			8,012,625

El Salvador – 0.0%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,495	1,576,223
7.625%, 9/21/34(a)		872	935,220
7.75%, 1/24/23(a)		700	764,750

			3,276,193

Ethiopia – 0.0%
Ethiopia International Bond 6.625%, 12/11/24(a)		2,303	2,178,868

Gabon – 0.2%
Gabon Government International Bond 6.375%, 12/12/24(a)		14,182	13,021,886
6.95%, 6/16/25(a)		5,600	5,165,272

			18,187,158

Ghana – 0.0%
Ghana Government International Bond 10.75%, 10/14/30(a)		1,396	1,643,511

Iraq – 0.0%
Iraq International Bond 5.80%, 1/15/28(a)		533	428,386

58	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)	U.S.$	26,724	$26,177,820
6.375%, 3/03/28(a)		20,691	21,585,472

			47,763,292

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25		2,302	2,693,340
7.875%, 7/28/45		7,519	8,666,700

			11,360,040

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(a)		4,536	4,513,320

Kenya – 0.0%
Kenya Government International Bond 5.875%, 6/24/19(a)		3,124	3,231,653

Lebanon – 0.1%
Lebanon Government International Bond Series G 6.60%, 11/27/26(a)		3,840	3,731,866

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(a)		14,564	12,853,633

Mozambique – 0.1%
Mozambique International Bond 10.50%, 1/18/23(a)		9,000	5,085,000

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		7,468	7,917,088

Serbia – 0.0%
Serbia International Bond 6.75%, 11/01/24(a)		549	554,363

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		3,825	3,945,289
6.125%, 6/03/25(a)		2,800	2,816,828

			6,762,117

Suriname – 0.0%
Republic of Suriname 9.25%, 10/26/26(a)		2,584	2,700,280

AB HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.2%
Turkey Government International Bond 4.875%, 10/09/26	U.S.$	7,550	$7,527,350
5.625%, 3/30/21		6,615	6,985,903
7.375%, 2/05/25		1,649	1,931,439

			16,444,692

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 9/01/27(a)		970	921,597

Venezuela – 0.4%
Venezuela Government International Bond 7.00%, 3/31/38(a)		1,098	459,513
7.65%, 4/21/25(a)		6,636	2,866,752
9.00%, 5/07/23(a)		4,555	2,090,791
9.25%, 9/15/27		35,750	17,910,750
9.25%, 5/07/28(a)		1,500	695,250
9.375%, 1/13/34		6,070	2,816,480
11.75%, 10/21/26(a)		2,372	1,310,585
11.95%, 8/05/31(a)		1,704	937,090

			29,087,211

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		9,236	8,987,644

Total Emerging Markets – Sovereigns (cost $311,795,988)			310,223,901

BANK LOANS – 3.3%
Industrial – 3.1%
Basic – 0.2%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75% (LIBOR 3 Month + 2.75%), 6/30/19(s)		11,224	11,213,313
Magnetation LLC 12.00%, 12/31/16(e)(g)(h)(j)		20,090	2,611,719

			13,825,032

Capital Goods – 0.4%
Berry Plastics Corporation 3.50% (LIBOR 3 Month + 2.50%), 1/06/21(s)		5,056	5,057,804
GFL Environmental Inc. 3.75% (LIBOR 3 Month + 2.75%), 9/29/23(s)		2,313	2,310,756

60	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serta Simmons Holdings LLC 4.25% (LIBOR 3 Month + 3.25%), 10/01/19(s)	U.S.$	5,092	$5,076,890
10/20/24(t)		15,912	16,021,475
Transdigm Inc. 6/09/23(t)		2,357	2,346,929

			30,813,854

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20(s)		3,569	3,587,687

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 4.00% (LIBOR 3 Month + 3.00%), 12/15/22(s)		2,348	2,358,381
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.09% (LIBOR 3 Month + 3.25%), 5/14/20(s)		4,958	4,968,799

			7,327,180

Consumer Cyclical - Other – 0.3%
Beazer Homes USA, Inc. 6.75% (LIBOR 6 Month + 5.50%), 3/11/18(j)(s)		1,322	1,308,745
CityCenter Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/16/20(s)		7,670	7,709,591
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(s)		8,252	8,228,893
Scientific Games International, Inc. 6.00% (LIBOR 3 Month + 5.00%), 9/17/21(s)		6,401	6,425,140

			23,672,369

Consumer Cyclical - Retailers – 0.4%
Burlington Coat Factory Warehouse Corporation 3.50% (LIBOR 3 Month + 2.75%), 8/13/21(s)		579	583,298
Dollar Tree, Inc. 3.06% (LIBOR 1 Month + 2.50%), 7/06/22(s)		48	48,039
Harbor Freight Tools USA, Inc. 4.14% (LIBOR 3 Month + 3.25%), 8/18/23(s)		2,055	2,068,761

AB HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

J.C. Penney Corp., Inc. 5.25% (LIBOR 3 Month + 4.25%), 6/23/23(s)	U.S.$	6,946	$6,986,254
Michaels Stores, Inc. 3.75% (LIBOR 3 Month + 2.75%), 1/27/23(s)		2,512	2,530,545
Neiman Marcus Group Inc., The 4.25% (LIBOR 3 Month + 3.25%), 10/25/20(s)		1,344	1,234,467
Petco Animal Supplies, Inc. 5.00% (LIBOR 3 Month + 4.00%), 1/26/23(s)		16,376	16,506,769
Rite Aid Corporation 5.75% (LIBOR 3 Month + 4.75%), 8/21/20(s)		3,000	3,008,430

			32,966,563

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Company, Inc. 3.75% (LIBOR 3 Month + 3.00%), 2/11/22-2/04/23(s)		3,088	3,095,424
Air Medical Group Holdings, Inc. 5.00% (LIBOR 3 Month + 4.00%), 4/28/22(s)		3,771	3,798,829
Arbor Pharmaceuticals, LLC 6.00% (LIBOR 3 Month + 5.00%), 7/05/23(s)		7,357	7,415,267
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/24/20(s)		4,962	4,906,486
Grifols Worldwide Operations Limited 3.46% (LIBOR 1 Week + 3.00%), 2/27/21(s)		3,169	3,193,942
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 3 Month + 3.75%), 8/17/18(s)		5,274	5,147,331
Mallinckrodt International Finance S.A. 3.59% (LIBOR 3 Month + 2.75%), 3/19/21(s)		6,731	6,731,313
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(s)		3,940	3,844,735
Vizient, Inc. 5.00% (LIBOR 3 Month + 4.00%), 2/13/23(s)		2,519	2,544,546

			40,677,873

62	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
California Resources Corporation 11.38% (LIBOR 3 Month + 10.38%), 12/31/21(s)	U.S.$	12,618	$13,548,105
Chesapeake Energy Corporation 8.50% (LIBOR 3 Month + 7.50%), 8/23/21(s)		4,080	4,357,970

			17,906,075

Other Industrial – 0.3%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(s)		5,384	5,220,757
Manitowoc Foodservice, Inc. 5.75% (LIBOR 3 Month + 4.75%), 3/03/23(s)		640	648,240
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(s)		5,190	5,149,542
Travelport Finance (Luxembourg) S.Ã r.l. 5.00% (LIBOR 3 Month + 4.00%), 9/02/21(s)		9,787	9,840,662
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(s)	EUR	2,685	2,936,811

			23,796,012

Technology – 0.6%
Avago Technologies Cayman Holdings Ltd. 3.53% (LIBOR 1 Month + 3.00%), 2/01/23(s)	U.S.$	3,529	3,563,576
Avaya Inc. 6.25% (LIBOR 3 Month + 5.25%), 5/29/20(s)		2,740	2,242,070
6.50% (LIBOR 3 Month + 5.50%), 3/31/18(s)		371	314,968
BMC Software Finance Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(s)		14,049	13,824,865
Smart Modular Technologies (Global), Inc. 8.25% (LIBOR 3 Month + 7.00%), 8/26/17(j)(s)		4,166	3,124,506
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 3/03/23(s)		14,005	14,151,254
Veritas US Inc. 6.63% (LIBOR 3 Month + 5.63%), 1/27/23(s)		12,189	11,347,575

			48,568,814

			243,141,459

AB HIGH INCOME FUND •	63

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Natural Gas – 0.1%
EP Energy LLC (fka Everest Acquisition LLC) 9.75% (LIBOR 3 Month + 8.75%), 6/30/21(s)	U.S.$	8,000	$8,180,000

Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Limited 4.00% (LIBOR 3 Month + 3.00%), 10/02/20(s)		4,366	4,362,550

Total Bank Loans (cost $267,164,499)			255,684,009

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
Non-Agency Fixed Rate CMBS – 2.0%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.552%, 6/10/49		9,741	9,887,807
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.669%, 6/24/50(c)(g)		3,500	3,564,750
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		452	453,513
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,550	1,491,029
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.823%, 4/10/46(u)		11,467	666,244
Series 2015-GC31, Class D 4.064%, 6/10/48		1,416	1,018,344
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.079%, 10/15/45(u)		57,676	4,598,442
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.026%, 5/15/45(u)		23,407	1,774,513
Series 2012-CR5, Class XA 1.745%, 12/10/45(u)		11,576	810,923
Series 2012-LC4, Class XA 2.456%, 12/10/44(a)(u)		32,648	2,723,660

64	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-LC6, Class XA 1.69%, 1/10/46(u)	U.S.$	63,061	$3,660,331
Series 2014-CR15, Class XA 1.298%, 2/10/47(u)		12,910	634,971
Series 2014-CR20, Class XA 1.192%, 11/10/47(u)		53,931	3,468,780
Series 2014-LC15, Class D 4.944%, 4/10/47(a)		8,500	6,990,062
Series 2014-LC17, Class D 3.687%, 10/10/47(a)		7,603	5,879,555
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		3,542	2,621,913
Series 2015-DC1, Class D 4.353%, 2/10/48(a)		4,500	3,479,648
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C5, Class J 5.226%, 12/15/36(a)		1,766	1,764,726
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.543%, 7/10/44(a)		2,500	2,617,736
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.599%, 2/10/46(u)		4,890	366,785
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.40%, 8/10/44(a)		7,937	8,637,245
Series 2012-GCJ9, Class XA 2.292%, 11/10/45(u)		8,834	721,903
Series 2013-GC13, Class D 4.065%, 7/10/46(a)		1,500	1,340,273
Series 2014-GC18, Class D 4.945%, 1/10/47(a)		4,503	3,743,860
Series 2014-GC20, Class D 4.867%, 4/10/47(a)		995	701,214
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.215%, 6/15/45(a)		5,000	5,171,701
Series 2012-CBX, Class E 5.215%, 6/15/45(a)		6,521	6,581,706
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class D 3.959%, 9/15/47(a)		4,859	3,826,236
Series 2015-C32, Class C 4.668%, 11/15/48		5,050	4,676,421

AB HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41	U.S.$	1,690	$1,689,068
Liberty Street Trust Series 2016-225L, Class E 4.649%, 2/10/36(a)		5,344	5,208,350
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 2.033%, 11/15/45(a)(u)		45,041	2,811,186
Series 2014-C19, Class D 3.25%, 12/15/47(a)		8,153	6,029,717
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.767%, 12/10/45(a)(u)		3,741	281,054
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(a)		5,000	3,862,497
Series 2015-LC20, Class D 4.365%, 4/15/50(a)		2,643	2,002,436
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.248%, 6/15/44(a)(l)		2,576	2,690,423
Series 2012-C6, Class D 5.584%, 4/15/45(a)		3,450	3,454,547
Series 2012-C7, Class XA 1.504%, 6/15/45(a)(u)		7,639	481,244
Series 2012-C8, Class E 4.897%, 8/15/45(a)		6,905	6,650,314
Series 2014-C20, Class D 3.986%, 5/15/47(a)		10,906	8,184,794
Series 2014-C21, Class D 3.497%, 8/15/47(a)		10,000	7,309,326
Series 2014-C23, Class D 3.992%, 10/15/57(a)		13,722	11,322,996

			155,852,243

Non-Agency Floating Rate CMBS – 0.0%
Morgan Stanley Capital I Trust Series 2015-MS1, Class D 4.03%, 5/15/48(a)(l)		2,790	2,154,663

Total Commercial Mortgage-Backed Securities (cost $164,045,977)			158,006,906

66	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 1.6%
Industrial – 1.4%
Basic – 0.1%
Elementia SAB de CV 5.50%, 1/15/25(a)	U.S.$	2,208	$2,247,744
Samarco Mineracao SA 4.125%, 11/01/22(a)		4,228	1,691,200
5.375%, 9/26/24(a)(d)(e)		900	360,558
5.75%, 10/24/23(a)(d)(e)		7,963	3,185,200

			7,484,702

Capital Goods – 0.3%
Andrade Gutierrez International SA 4.00%, 4/30/18(a)		2,481	2,022,015
Ferreycorp SAA 4.875%, 4/26/20(a)		2,131	2,146,714
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	873,575
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		696	704,700
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		537	257,089
5.25%, 6/27/29(a)		9,173	4,403,040
7.125%, 6/26/42(a)		10,042	5,036,790
8.25%, 4/25/18(a)	BRL	5,903	906,162
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)	U.S.$	2,594	2,697,760

			19,047,845

Communications - Telecommunications – 0.4%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		6,131	6,268,948
Digicel Group Ltd. 8.25%, 9/30/20(a)		9,000	7,942,500
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,355,125
6.75%, 3/01/23(a)		3,270	2,933,844
Ihs Netherlands Holdco BV 9.50%, 10/27/21(a)		4,200	4,335,660
MTN Mauritius Investment Ltd. 6.50%, 10/13/26(a)		5,701	5,786,515

			30,622,592

Consumer Cyclical - Retailers – 0.1%
Edcon Ltd. 9.50%, 3/01/18(c)(d)(e)	EUR	5,250	1,171,883
9.50%, 3/01/18(c)(d)(e)	U.S.$	2,820	592,200

AB HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	5,741	$5,934,759

			7,698,842

Consumer Non-Cyclical – 0.3%
Marfrig Holdings Europe BV 6.875%, 6/24/19(a)		5,432	5,608,540
8.00%, 6/08/23(a)		4,150	4,284,875
Minerva Luxembourg SA 6.50%, 9/20/26(a)		10,492	10,213,962
Tonon Luxembourg SA 7.25%, 1/24/20(a)(d)(e)(h)(j)		6,585	1,251,220
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(a)(h)		1,338	1,132,282
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(d)(e)		13,674	964,017
10.875%, 1/13/20(c)(d)(e)		2,500	650,000
11.75%, 2/09/22(c)(d)(e)		13,613	884,845

			24,989,741

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		4,424	4,518,040
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	13,235,576

			17,753,616

			107,597,338

Financial Institutions – 0.2%
Banking – 0.1%
Turkiye Vakiflar Bankasi T.A.O. 6.00%, 11/01/22(a)		12,500	12,306,250

Finance – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)		7,640	6,599,356

			18,905,606

Utility – 0.0%
Electric – 0.0%
AES El Salvador Trust II 6.75%, 3/28/23(a)		1,220	1,134,600

Total Emerging Markets – Corporate Bonds (cost $174,307,411)			127,637,544

		Shares
COMMON STOCKS – 0.8%
Consumer Discretionary – 0.1%
Automobiles – 0.0%
Liberty Tire Recycling LLC(d)(g)(j)		128,591	– 0	–

68	• AB HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.1%
Travelport Worldwide Ltd.		543,898	$7,679,840

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Halcon Resources Corp.(d)		67,837	607,141
SandRidge Energy, Inc.(d)		84,806	1,953,082
Vantage Drilling International(d)(j)		30,215	2,538,060
Whiting Petroleum Corp.(d)		323,999	2,669,752

			7,768,035

Financials – 0.6%
Diversified Financial Services – 0.0%
iPayment, Inc.(d)(g)(j)		576,195	1,901,442

Insurance – 0.6%
Mt. Logan Re Ltd. (Preference Shares)(d)(f)(v)(w)		25,000	25,651,030
Mt. Logan Re Ltd. (Preference Shares)(d)(f)(v)(x)		20,255	20,968,189

			46,619,219

			48,520,661

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(d)(g)(j)		13	31,395

Consumer Cyclical - Automotive – 0.0%
Exide Corp.(d)(f)		332,502	498,753

			530,148

Materials – 0.0%
Metals & Mining – 0.0%
Neenah Enterprises, Inc.(d)(g)(j)		49,578	183,934

Total Common Stocks (cost $80,020,411)			64,682,618

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.8%
Brazil – 0.3%
Petrobras Global Finance BV 4.875%, 3/17/20	U.S.$	7,385	7,438,541
5.375%, 1/27/21		8,624	8,539,485
5.75%, 1/20/20		1,011	1,043,352
6.85%, 6/05/15		2,958	2,514,300
8.375%, 5/23/21		5,310	5,874,453

			25,410,131

AB HIGH INCOME FUND •	69

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.1%
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)	U.S.$	1,277	$1,449,395
Ecopetrol SA 5.375%, 6/26/26		1,886	1,902,974
5.875%, 5/28/45		6,355	5,608,288

			8,960,657

Israel – 0.1%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		5,373	5,786,721

Turkey – 0.1%
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(a)		5,964	5,907,103

United Arab Emirates – 0.2%
Dubai Holding Commercial Operations MTN Ltd. Series E 6.00%, 2/01/17	GBP	10,900	13,406,707

United Kingdom – 0.0%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(n)	U.S.$	2,900	2,660,750

Total Governments – Sovereign Agencies (cost $64,997,421)			62,132,069

WHOLE LOAN TRUSTS – 0.8%
Performing Asset – 0.8%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(g)(j)		945	945,242
16.00%, 1/01/21(g)(j)	MXN	112,935	5,975,081
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(g)(j)		40,068	2,119,876
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(g)(j)	U.S.$	500	500,091
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(g)(j)		1,324	1,323,613
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(g)(j)		580	579,979
Deutsche Bank Mexico SA 8.00%, 10/31/34(g)(j)(l)	MXN	43,143	1,587,091
8.00%, 10/31/34(g)(j)		91,784	3,376,395
Flexpath Capital, Inc. 12.00%, 10/01/19(g)(j)	U.S.$	5,522	1,104,393

70	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Flexpath Wh I LLC Series B 11.00%, 4/01/21(g)(j)	U.S.$	4,004	$3,361,592
Series B2 11.00%, 1/01/22(g)(j)		4,521	4,211,922
13.00%, 10/23/20(g)(j)		5,436	4,839,076
Recife Funding Zero Coupon, 11/05/29(g)(j)		9,586	9,829,284
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(g)(j)		10,384	9,749,767
Sheridan Consumer Finance Trust 10.86%, 3/01/21(g)(j)(o)		10,861	10,274,869

Total Whole Loan Trusts (cost $69,463,408)			59,778,271

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	7,238,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	756,900
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	11,154,312

			19,149,212

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.40%, 4/30/23(a)		6,200	6,277,500

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23(a)		11,061	11,031,135
5.50%, 1/21/21		4,910	5,210,738

			16,241,873

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)		10,060	10,408,478

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 11/15/26(a)		5,000	1,857,350
9.75%, 5/17/35(a)		4,834	2,108,940

			3,966,290

Total Quasi-Sovereigns (cost $53,988,193)			56,043,353

AB HIGH INCOME FUND •	71

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.5%
Other ABS - Floating Rate – 0.1%
ALM XII Ltd. Series 2015-12A, Class D 6.17% (LIBOR 3 Month + 5.50%), 4/16/27(a)(o)	U.S.$	5,985	$5,478,436
Carlyle Global Market Strategies CLO Ltd. Series 2014-3A, Class D1 5.83% (LIBOR 3 Month + 5.10%), 7/27/26(a)(o)		1,000	900,473
Series 2016-1A, Class C 5.56% (LIBOR 3 Month + 4.90%), 4/20/27(a)(o)		1,800	1,811,277
OZLM VIII Ltd. Series 2014-8A, Class D 5.62% (LIBOR 3 Month + 4.95%), 10/17/26(a)(o)		3,450	2,990,939
Tryon Park CLO Ltd. Series 2013-1A, Class D 5.08% (LIBOR 3 Month + 4.40%), 7/15/25(a)(o)		2,750	2,412,377

			13,593,502

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,104	714,629
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,007	1,705,598
Series 2006-10, Class AF3 5.985%, 6/25/36		1,748	879,119
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		1,012	942,624
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,660	806,258
Series 2007-8XS, Class A2 6.00%, 4/25/37		5,231	2,931,363

			7,979,591

Home Equity Loans - Floating Rate – 0.1%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(o)		2,108	2,088,572
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(o)		4,303	2,266,770

72	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-6, Class AF5 6.241%, 3/25/36(o)	U.S.$	3,482	$1,777,063
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37(l)		504	698,407

			6,830,812

Other ABS - Fixed Rate – 0.1%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)		4,751	4,876,871

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,890	4,143,724

Total Asset-Backed Securities (cost $38,221,161)			37,424,500

		Shares
PREFERRED STOCKS – 0.4%
Financial Institutions – 0.3%
Banking – 0.1%
GMAC Capital Trust I 6.602%		120,575	3,078,280
Santander Finance Preferred SAU 6.80%		67,000	1,728,600
US Bancorp Series F 6.50%		175,125	5,139,919

			9,946,799

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		102,401	3,203,103
XLIT Ltd. Series D 4.00%(o)		3,750	2,962,500

			6,165,603

REITS – 0.1%
Hersha Hospitality Trust 6.875%		64,000	1,656,320
Sovereign Real Estate Investment Trust 12.00%(a)		501	641,906

			2,298,226

			18,410,628

AB HIGH INCOME FUND •	73

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	$7,410,400

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		60,000	1,722,000

Total Preferred Stocks (cost $24,952,060)			27,543,028

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)	U.S.$	5,350	5,934,220

Indonesia – 0.1%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,433,427
JPMorgan Chase Bank, NA 9.50%, 5/17/41(a)	IDR	68,280,000	6,031,016
Series E 10.00%, 7/18/17(a)		63,808,000	4,992,947

			13,457,390

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)	U.S.$	6,000	6,712,500

Total Governments – Sovereign Bonds (cost $28,778,378)			26,104,110

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.3%
Argentina – 0.3%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)		9,034	9,259,850
9.125%, 3/16/24(a)		8,456	9,365,020
Provincia de Cordoba 7.125%, 6/10/21(a)		4,503	4,660,605
12.375%, 8/17/17(a)		2,185	2,337,950

Total Local Governments – Regional Bonds (cost $23,807,941)			25,623,425

74	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.2%
Colombia – 0.2%
Fideicomiso PA Costera 6.25%, 1/15/34(a)	COP	7,580,000	$2,417,181
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(a)		36,247,335	11,964,786

Total Inflation-Linked Securities (cost $12,998,884)			14,381,967

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/40	U.S.$	1,200	1,885,452
7.625%, 3/01/40		1,250	1,925,575
7.95%, 3/01/36		2,235	2,659,494
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,619,674

Total Local Governments – Municipal Bonds (cost $8,857,908)			11,090,195

		Shares
WARRANTS – 0.1%
Encore Automotive Acceptance, expiring 7/05/31(d)		44	– 0	–
FairPoint Communications, Inc., expiring 1/24/18(d)(j)		6,740	67
Flexpath Capital, Inc., expiring 4/15/31(d)		189,795	– 0	–
iPayment Holdings, Inc., expiring 12/29/22(d)(g)(j)		1,515,784	803,366
Midstates Petroleum Co., Inc., expiring 4/21/20(d)		259,925	1,429,587
SandRidge Energy, Inc., -A-CW22, expiring 10/04/22(d)		302,868	1,468,910
SandRidge Energy, Inc., -B-CW22, expiring 10/04/22(d)		130,363	593,152

Total Warrants (cost $4,527,301)			4,295,082

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
OCL Opportunities Fund II(g)(j)(y) (cost $1,490,950)		11,474	1,965,137

AB HIGH INCOME FUND •	75

Portfolio of Investments

		Notional Amount (000)		U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption, Goldman Sachs International Expiration: Nov 2016 Exercise Rate: 4.85% (premium paid $842,528)	EUR	239,700		$1,658,157

		Shares
SHORT-TERM INVESTMENTS – 6.2%
Investment Companies – 5.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(z)(aa) (cost $437,100,262)		437,100,262		437,100,262

		Principal Amount (000)
Time Deposits – 0.5%
BBH Grand Cayman 0.05%, 11/01/16	CAD	– 0	–**	14
6.30%, 11/01/16	ZAR	69		5,148
BNP Paribas, Paris 0.005%, 11/01/16	HKD	4,979		641,963
DNB, Oslo (0.568)%, 11/01/16	EUR	11,708		12,852,163
0.478%, 11/01/16	AUD	1,530		1,164,147
Nordea Bank Norge, Oslo 0.087%, 11/01/16	NOK	439		53,110
Sumitomo, Tokyo (0.42)%, 11/01/16	JPY	190,223		1,813,897
0.05%, 11/01/16	GBP	8,542		10,455,555
0.15%, 11/01/16	U.S.$	13,606		13,606,160

Total Time Deposits (cost $40,539,170)				40,592,157

Bank Loans – 0.1%
Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.25% (LIBOR 3 Month + 3.25%), 6/30/17(o)(s) (cost $9,316,149)		9,316		9,368,599

76	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Emerging Markets – Sovereigns – 0.0%
Argentina – 0.0%
Argentina Bonar Bonds 6.00%, 12/29/16 (cost $2,374,330)	U.S.$	2,377	$2,376,535

Total Short-Term Investments (cost $489,329,911)			489,437,553

Total Investments – 100.6% (cost $7,930,901,810)			7,836,612,209
Other assets less liabilities – (0.6)%			(46,280,244)

Net Assets – 100.0%			$7,790,331,965

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	556	December 2016	$18,277,510	$18,627,022	$349,512
S&P 500 E-Mini Futures	360	December 2016	38,330,981	38,161,800	(169,181)
U.S. T-Note 10 Yr (CBT) Futures	977	December 2016	127,421,969	126,643,625	(778,344)

Sold Contracts
Euro-BOBL Futures	2,350	December 2016	340,171,115	338,226,100	1,945,015

					$1,347,002

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	SGD	43,416	USD	31,891	12/14/16	$675,955
Bank of America, NA	BRL	140,008	USD	44,013	11/03/16	164,429
Bank of America, NA	USD	44,377	BRL	140,008	11/03/16	(528,527)
Bank of America, NA	CAD	148,312	USD	115,548	11/10/16	4,968,929
Bank of America, NA	BRL	140,008	USD	43,997	12/02/16	543,481
Barclays Bank PLC	USD	111,475	INR	7,547,945	12/15/16	995,526
BNP Paribas SA	USD	890	ARS	15,483	1/26/17	80,134
BNP Paribas SA	USD	890	ARS	15,572	1/31/17	82,663
BNP Paribas SA	USD	890	ARS	15,661	2/03/17	86,756
BNP Paribas SA	USD	3,581	ARS	63,112	2/13/17	335,163

AB HIGH INCOME FUND •	77

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	2,702	ARS	47,865	2/16/17	$263,829
BNP Paribas SA	USD	1,801	ARS	32,060	2/17/17	184,201
BNP Paribas SA	USD	5,403	ARS	97,261	2/21/17	607,612
BNP Paribas SA	USD	901	ARS	16,390	2/23/17	111,400
BNP Paribas SA	USD	1,717	ARS	31,420	2/24/17	222,030
BNP Paribas SA	USD	936	ARS	17,410	2/27/17	136,781
BNP Paribas SA	USD	2,150	ARS	40,311	2/28/17	332,821
BNP Paribas SA	USD	2,150	ARS	40,849	3/01/17	364,685
BNP Paribas SA	USD	2,366	ARS	46,146	3/02/17	472,849
BNP Paribas SA	USD	2,917	ARS	52,896	7/05/17	154,457
Brown Brothers Harriman & Co.	EUR	755	USD	845	11/15/16	15,760
Brown Brothers Harriman & Co.	EUR	143	USD	155	11/15/16	(1,596)
Brown Brothers Harriman & Co.	USD	9,982	EUR	9,130	11/15/16	46,272
Brown Brothers Harriman & Co.	USD	10,374	GBP	8,542	11/16/16	84,190
Brown Brothers Harriman & Co.	USD	346	NOK	2,862	12/07/16	680
Citibank, NA	EUR	362,541	USD	405,205	11/15/16	7,022,448
Citibank, NA	GBP	9,442	USD	12,253	11/16/16	693,400
Citibank, NA	JPY	3,974,306	USD	38,550	12/09/16	599,301
Credit Suisse International	USD	16,940	ZAR	241,343	11/14/16	916,407
Credit Suisse International	SEK	2,355,888	EUR	239,187	11/15/16	1,717,229
Credit Suisse International	EUR	41,975	SEK	403,618	12/07/16	(1,385,295)
Goldman Sachs Bank USA	MXN	238,922	USD	12,111	11/22/16	(500,007)
Goldman Sachs Bank USA	USD	89,068	MXN	1,757,135	11/22/16	3,677,262
Goldman Sachs Bank USA	USD	75,971	RUB	4,769,827	11/22/16	(1,117,700)
Goldman Sachs Bank USA	BRL	273,317	USD	85,203	12/02/16	375,133
Goldman Sachs Bank USA	USD	8,904	SEK	74,777	12/07/16	(611,233)
HSBC Bank USA	EUR	17,140	USD	19,240	11/15/16	414,904
HSBC Bank USA	MXN	12,036	USD	644	11/22/16	8,997
JPMorgan Chase Bank, NA	GBP	29,095	JPY	3,826,135	11/16/16	879,123
JPMorgan Chase Bank, NA	USD	12,215	MXN	238,777	11/22/16	387,987
JPMorgan Chase Bank, NA	NOK	12,128	USD	1,483	12/07/16	15,290
Morgan Stanley Capital Services LLC	ZAR	241,344	USD	16,940	11/14/16	(916,463)
Morgan Stanley Capital Services LLC	USD	216,784	SEK	1,857,228	12/07/16	(10,818,775)
Royal Bank of Scotland PLC	CAD	55,836	USD	42,398	11/10/16	766,789
Royal Bank of Scotland PLC	GBP	29,741	USD	36,595	11/16/16	182,850
Royal Bank of Scotland PLC	MXN	807,941	USD	41,795	11/22/16	(849,821)
Standard Chartered Bank	BRL	140,008	USD	42,806	11/03/16	(1,041,940)
Standard Chartered Bank	USD	44,013	BRL	140,008	11/03/16	(164,429)
Standard Chartered Bank	CHF	31,421	USD	32,178	11/22/16	393,335
Standard Chartered Bank	USD	14,821	TRY	44,674	11/28/16	(462,323)
Standard Chartered Bank	USD	26,938	IDR	353,018,561	12/15/16	(25,259)

						$10,557,690

78	• AB HIGH INCOME FUND

Portfolio of Investments

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index (ab)	528	$ 2,200.00	December 2016	$811,515	$(451,440)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call – CDX-NAHY Series 27, 5 Year Index	Citibank, NA	Sell	104.00%	11/16/16	$77,160	$408,948	$(144,234)
Put – CDX-NAHY Series 27, 5 Year Index	Citibank, NA	Sell	103.50	11/16/16	77,160	401,232	(516,047)

						$810,180	$(660,281)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
AUD vs. NZD	NZD	1.080	12/02/16	NZD	109,319	$635,323	$(292,526)
EUR vs. NOK	NOK	9.150	11/01/16	NOK	627,873	314,415	(27,281)
EUR vs. TRY	TRY	3.811	4/10/17	TRY	265,047	1,299,839	(874,311)
NZD vs. CAD	CAD	0.970	11/28/16	CAD	105,633	404,246	(465,595)
USD vs. RUB	$	77.620	10/16/17	RUB	3,003,739	1,196,217	(1,168,308)
USD vs. ZAR		14.920	11/10/16	ZAR	1,148,840	754,600	(46,861)

						$4,604,640	$(2,874,882)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)%	2.56%	EUR	22,398	$(2,182,555)	$(656,977)
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		$37,123	(1,815,867)	84,881
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		18,181	(889,321)	66,018
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		23,634	(1,156,054)	64,254
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		18,562	(907,959)	61,664
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		45,058	(2,204,008)	55,388

AB HIGH INCOME FUND •	79

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	3.93%		$18,181	$(889,321)	$48,878
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		27,312	(1,335,964)	35,058
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		13,635	(666,954)	29,891
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		17,272	(844,858)	(26,139)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		17,817	(871,517)	(50,730)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		38,179	(1,867,521)	(63,898)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		75,790	(3,707,260)	(700,552)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		69,410	(2,783,548)	5,230

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.06		28,272	1,882,992	980,791
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.93		243,490	11,910,287	5,634,111
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.27		51,660	677,962	362,188
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	1.21	EUR	4	506	97
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.93		$31,464	1,539,058	479,424
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.93		75,790	3,707,260	(248,880)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		90,727	3,638,422	191,574
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		15,999	641,607	32,150
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		34,361	1,377,978	28,251
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		15,635	627,011	8,455
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		12,363	495,794	(38,292)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		24,580	985,731	(56,197)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		16,363	656,205	(58,807)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		14,107	565,733	(59,239)

80	• AB HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00%	4.21%	$	16,363	$656,205	$(74,245)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		21,340	855,797	(77,188)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		40,539	1,625,734	(86,211)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21		33,413	1,339,960	(106,644)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	2.56	EUR	22,398	2,185,970	191,642
iTraxx Europe Crossover Series 26, 5 Year Index, 12/20/21*	5.00	3.30		12,160	1,105,064	137,316

					$14,352,569	$6,193,262

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)%	4.26%	$16,829	$(125,819)	$(131,640)	$5,821
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	(5.00)	0.78	18,869	(621,746)	(397,487)	(224,259)
Citibank, NA
Bombardier, Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	1.71	9,416	(175,588)	(127,452)	(48,136)
Bombardier, Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	1.71	9,474	(176,670)	(124,195)	(52,475)
United States Steel Corp., 6.650%, 6/01/37, 3/20/17*	(5.00)	0.58	17,494	(385,807)	(178,274)	(207,533)
Deutsche Bank AG
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	33.39	977	365,466	44,179	321,287

AB HIGH INCOME FUND •	81

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	(5.00)%	2.42%	$18,722	$(292,256)	$(228,347)	$(63,909)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	(1.00)	0.47	17,016	(55,169)	51,191	(106,360)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	74.94	17,442	3,969,742	(191,568)	4,161,310
Morgan Stanley Capital Services LLC
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	33.39	1,099	411,192	49,707	361,485
Sale Contracts
Bank of America, NA
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	4.92	2,700	4,205	71,246	(67,041)
Barclays Bank PLC
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	0.72	6,192	716,179	365,754	350,425
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	38.40	7,340	(4,839,817)	(4,797,427)	(42,390)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	23.01	2,917	(1,301,593)	(645,602)	(655,991)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	23.01	7,293	(3,254,207)	(1,611,514)	(1,642,693)
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/19*	5.00	2.84	12,770	670,510	573,326	97,184
Citibank, NA
Advanced Micro Devices, Inc., 7.750%, 8/01/20, 3/20/19*	5.00	1.32	3,720	336,194	(454,806)	791,000

82	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00%	4.48%	$5,000	$(422,083)	$(60,882)	$(361,201)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.48	25,000	(2,110,417)	(287,617)	(1,822,800)
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	3.87	12,590	319,648	199,270	120,378
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	1,368	(209,889)	(217,161)	7,272
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	547	(83,925)	(86,833)	2,908
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	2,735	(420,765)	(423,020)	2,255
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	1,368	(210,459)	(211,796)	1,337
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	14,000	(2,147,988)	(1,967,477)	(180,511)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	15,000	(2,305,583)	(1,882,976)	(422,607)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	15,000	(2,301,417)	(1,807,280)	(494,137)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.48	5,000	(422,083)	(113,187)	(308,896)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.48	5,000	(422,083)	(92,967)	(329,116)
Goldman Sachs Bank USA
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	0.54	5,700	324,237	(196,175)	520,412
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	8.56	12,590	(914,219)	499,860	(1,414,079)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	23.01	3,110	(1,387,712)	(647,469)	(740,243)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	84.21	12,590	(9,712,881)	199,270	(9,912,151)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/21*	5.00	4.29	1,607	61,309	64,942	(3,633)

AB HIGH INCOME FUND •	83

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/21*	5.00%	4.29%	$2,067	$78,858	$83,554	$(4,696)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/21*	5.00	4.29	1,378	52,572	64,829	(12,257)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/21*	5.00	4.29	2,296	87,595	107,934	(20,339)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/21*	5.00	4.29	3,215	122,656	165,678	(43,022)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	17,700	(2,715,672)	(3,697,970)	982,298
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	20,000	(3,068,555)	(3,726,010)	657,455
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	12,300	(1,887,162)	(2,161,326)	274,164
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	1,368	(210,459)	(216,021)	5,562
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	1,368	(210,459)	(216,021)	5,562
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	1,368	(210,459)	(213,609)	3,150
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	643	(98,922)	(96,889)	(2,033)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	5,000	(769,223)	(702,053)	(67,170)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	5,000	(769,222)	(697,544)	(71,678)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	5,000	(769,222)	(693,029)	(76,193)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	10,000	(1,538,445)	(1,395,088)	(143,357)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	8,871	(1,363,555)	(1,113,619)	(249,936)

84	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	8.47%	$5,000	$(769,222)	$(120,909)	$(648,313)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	10,000	(1,538,445)	(215,291)	(1,323,154)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	10,000	(1,538,445)	(212,634)	(1,325,811)
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/21*	5.00	37.82	3,258	(2,184,884)	(1,962,290)	(222,594)
Morgan Stanley Capital Services LLC
Bombardier, Inc., 7.450%, 5/01/34, 6/20/21*	5.00	5.90	5,000	(156,967)	233,139	(390,106)
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	4.92	3,820	5,951	124,943	(118,992)

				$(46,573,180)	$(31,424,633)	$(15,148,547)

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL 310,298	1/02/19	CDI	11.260%	$(308,404)
Bank of America, NA	155,352	1/02/19	CDI	11.280%	(135,706)
Bank of America, NA	65,468	1/02/25	10.820%	CDI	198,908
Bank of America, NA	32,599	1/02/25	10.837%	CDI	93,023

					$(152,179)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx USD Liquid High Yield Index	37,729	LIBOR	$9,272	12/20/16	$77,813
iBoxx USD Liquid High Yield Index	37,591	LIBOR	9,271	12/20/16	46,862

AB HIGH INCOME FUND •	85

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC
Barclays Weekly Short Variance US Strategy	255,358	—	$41,190	11/18/16	$254,021
Citibank, NA
iBoxx USD Liquid High Yield Index	94,319	LIBOR	23,179	12/20/16	194,524
iBoxx USD Liquid High Yield Index	59,598	LIBOR	14,661	12/20/16	107,991
iBoxx USD Liquid High Yield Index	34,618	LIBOR	8,516	12/20/16	63,646
Goldman Sachs International
iBoxx $ High Yield Corporate Bond ETF	457,531	LIBOR	39,407	11/30/16	(574)
iBoxx USD Liquid High Yield Index	94,415	LIBOR	23,179	12/20/16	224,055
iBoxx USD Liquid High Yield Index	93,929	LIBOR	23,177	12/20/16	99,643
iBoxx USD Liquid High Yield Index	93,550	LIBOR	23,177	12/23/16	5,545
JPMorgan Chase Bank, NA
iBoxx USD Liquid High Yield Index	94,512	LIBOR	23,179	12/20/16	247,943
iBoxx USD Liquid High Yield Index	94,080	LIBOR	23,179	12/20/16	135,139
iBoxx USD Liquid High Yield Index	47,158	LIBOR	11,589	12/20/16	97,258
iBoxx USD Liquid High Yield Index	47,058	LIBOR	11,588	12/20/16	73,486
iBoxx USD Liquid High Yield Index	27,959	LIBOR	6,885	12/20/16	43,662
iBoxx USD Liquid High Yield Index	46,972	LIBOR	11,588	12/23/16	52,182
Morgan Stanley Capital Services LLC
iBoxx USD Liquid High Yield Index	47,029	LIBOR	11,588	12/20/16	66,376

					$1,789,572

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
Euro STOXX 50 Index 11/18/16*	19.40%	EUR	1,341	$399,034	$	– 0	–	$399,034
Barclays Bank PLC
Russell 2000 Index 11/30/16*	20.10	U.S.$	606	(64,521)		– 0	–	(64,521)

86	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Citibank, NA
Nikkei 225 Index 11/25/16*	17.80%	JPY	87,975	$(67,451)	$	– 0	–	$(67,451)
S&P 500 Index 11/4/16*	12.85	U.S.$	791	(323,595)		– 0	–	(323,595)
Goldman Sachs International
Euro STOXX 50 Index 11/30/16*	18.80	EUR	1,241	(314,255)		– 0	–	(314,255)
Hang Seng Index 11/29/16*	18.10	HKD	6,297	(47,909)		– 0	–	(47,909)
NASDAQ 100 Index 11/30/16*	17.14	U.S.$	517	(70,901)		– 0	–	(70,901)
S&P 500 Index 12/16/16*	24.00		120	85,205		– 0	–	85,205
S&P/ASX 200 Index 11/30/16*	15.51	AUD	1,710	26,563		– 0	–	26,563
HSBC Bank USA
Hang Seng Index 11/29/16*	19.50	HKD	5,346	145,310		– 0	–	145,310
Nikkei 225 Index 11/18/16*	21.50	JPY	91,408	433,113		– 0	–	433,113
JPMorgan Chase Bank, NA
S&P/ASX 200 Index 11/17/16*	14.55	AUD	1,299	81,125		– 0	–	81,125
Morgan Stanley & Co. International PLC
NASDAQ 100 Index 11/18/16*	17.25	U.S.$	471	76,070		– 0	–	76,070
Russell 2000 Index 11/18/16*	20.10		549	100,085		– 0	–	100,085

				$457,873	$	– 0	–	$457,873

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2016
Barclays Capital, Inc.	2,738	USD	(3.50	)%*	—	$2,730,966
Barclays Capital, Inc.	880	USD	(3.00	)%*	—	878,521
Barclays Capital, Inc.	3,960	USD	(2.00	)%*	—	3,958,680
Barclays Capital, Inc.	3,465	USD	(2.00	)%*	—	3,463,652
Barclays Capital, Inc.	2,453	USD	(2.00	)%*	—	2,452,989
Barclays Capital, Inc.	1,975	USD	(0.25	)%*	—	1,974,151
Barclays Capital, Inc.	2,253	USD	(0.25	)%*	—	2,252,484
Barclays Capital, Inc.	6,487	USD	(1.00	)%*	—	6,485,739
Barclays Capital, Inc.	3,185	USD	(0.25	)%*	—	3,184,807
Barclays Capital, Inc.	1,920	USD	(0.25	)%*	—	1,919,715
Barclays Capital, Inc.	4,515	USD	0.00%		—	4,515,000
Barclays Capital, Inc.	3,430	USD	(2.00	)%*	—	3,426,380

AB HIGH INCOME FUND •	87

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2016
Barclays Capital, Inc.†	517	USD	(2.25	)%*	—	$516,052
Barclays Capital, Inc.†	1,039	USD	(2.00	)%*	—	1,038,250
Barclays Capital, Inc.†	4,402	USD	(1.50	)%*	—	4,401,563
Barclays Capital, Inc.†	3,758	USD	(0.50	)%*	—	3,759,430
Credit Suisse Securities (USA) LLC	5,770	GBP	(1.00	)%*	—	7,042,749
Credit Suisse Securities (USA) LLC†	1,146	USD	(3.50)%		—	1,138,172
Credit Suisse Securities (USA) LLC†	1,532	USD	(3.50	)%*	—	1,523,553
Credit Suisse Securities (USA) LLC†	6,388	EUR	(1.50	)%*	—	7,000,483
Credit Suisse Securities (USA) LLC†	2,652	EUR	(1.25	)%*	—	2,897,686
Credit Suisse Securities (USA) LLC†	2,727	EUR	(1.20	)%*	—	2,992,966
Credit Suisse Securities (USA) LLC†	2,783	USD	0.00%		—	2,783,475
Credit Suisse Securities (USA) LLC†	1,425	GBP	0.00%		—	1,743,588
ING Financial Markets LLC†	2,219	USD	(2.00	)%*	—	2,217,514
Jefferies & Company, Inc.†	3,889	USD	(0.10	)%*	—	3,887,614

						$80,186,179

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2016

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$80,186,179	$	– 0	–	$	– 0	–	$	– 0	–	$80,186,179

Total	$80,186,179	$	– 0	–	$	– 0	–	$	– 0	–	$80,186,179

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $2,459,434,781 or 31.6% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

88	• AB HIGH INCOME FUND

Portfolio of Investments

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.36% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.669%, 6/24/50	10/06/09	$2,738,983	$3,564,750	0.05%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.034%, 4/25/26	4/29/16	21,264,120	21,516,631	0.28%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 12.534%, 4/25/26	4/29/16	2,330,884	2,346,179	0.03%
Bellemeade Re Ltd. Series 2015-1A, Class M2 4.834%, 7/25/25	7/27/15	6,730,000	6,830,950	0.09%
Creditcorp 12.00%, 7/15/18	6/28/13- 7/22/13	6,186,913	2,947,375	0.04%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	15,742,973	14,350,190	0.18%
Dominican Republic International Bond 12.00%, 1/20/22	1/23/15	7,889,405	7,779,793	0.10%
Dominican Republic International Bond 10.50%, 1/17/20	1/23/15	7,762,109	7,656,458	0.10%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,482,668	1,372,564	0.02%
Edcon Ltd. 9.50%, 3/01/18	2/08/13- 7/27/15	7,973,425	1,764,083	0.02%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14	5,163,675	1,098,073	0.01%
iPayment, Inc. 9.50%, 12/15/19	2/27/15	10,309,016	10,432,534	0.13%
Liberty Tire Recycling LLC 11.00%, 3/31/21	9/23/10	2,691,882	1,669,556	0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,187	19,345	0.00%
Modular Space Corp. 10.25%, 1/31/19	2/19/14- 8/10/16	6,036,267	2,940,770	0.04%
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18	5/14/12- 2/05/13	4,609,491	3,638,368	0.05%
Speedy Group Holdings Corp. 12.00%, 11/15/17	2/11/13	7,281,000	3,604,095	0.05%
Vantage Drilling International 10.00%, 12/31/20	2/10/16	405,925	388,978	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331	884,845	0.01%

AB HIGH INCOME FUND •	89

Portfolio of Investments

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14	$5,618,897	$676,236	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550	650,000	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	2,931,444	287,781	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.784%, 11/25/25	9/06/16	6,111,465	6,042,866	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.034%, 11/25/25	9/28/15	3,340,751	3,341,668	0.04%

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Helicopter SA 9.25%, 10/15/2020	10/02/12	$19,430,779	$15,474,301		0.20%
CHC Helicopter SA 9.375%, 06/01/2021	2/19/16	79,324	366,561		0.00%
Exide Corp.	4/30/15	630,678	498,753		0.01%
Exide Technologies Series AI 11.00%, 04/30/2020	4/30/15	21,775,321	18,438,039		0.24%
Momentive Performance Materials, Inc. 8.875%, 10/15/2020	10/11/12	10	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	4/01/15	25,000,000	25,651,030		0.33%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	20,255,000	20,968,189		0.27%

(g)	Fair valued by the Adviser.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2016.

(i)	Convertible security.

(j)	Illiquid security.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(l)	Variable rate coupon, rate shown as of October 31, 2016.

(m)	Defaulted matured security.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

90	• AB HIGH INCOME FUND

Portfolio of Investments

(r)	Inverse interest only security.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2016.

(t)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	IO – Interest Only.

(v)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(w)	Effective prepayment date of December 2016.

(x)	Effective prepayment date of April 2017.

(y)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(z)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(aa)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(ab)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

ASX – Australian Stock Exchange

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

AB HIGH INCOME FUND •	91

Portfolio of Investments

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

NASDAQ – National Association of Securities Dealers Automated Quotations

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

92	• AB HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,493,801,548)	$7,399,511,947
Affiliated issuers (cost $437,100,262)	437,100,262
Cash	118,597
Cash collateral due from broker	21,688,812
Foreign currencies, at value (cost $2,689,240)	2,666,050
Interest receivable	98,688,298
Receivable for capital stock sold	35,168,445
Unrealized appreciation on forward currency exchange contracts	28,981,058
Receivable for investment securities sold and foreign currency transactions	20,131,254
Unrealized appreciation on credit default swaps	8,671,265
Receivable for terminated variance swaps	4,269,018
Upfront premiums paid on credit default swaps	2,898,822
Unrealized appreciation of total return swaps	1,790,146
Unrealized appreciation on variance swaps	1,346,505
Unrealized appreciation on interest rate swaps	291,931
Affiliated dividends receivable	97,218

Total assets	8,063,419,628

Liabilities
Options written, at value (premiums received $5,416,155)	3,326,322
Swaptions written, at value (premiums received of $810,180)	660,281
Payable for reverse repurchase agreements	80,186,179
Payable for investment securities purchased and foreign currency transactions	57,866,077
Payable for capital stock redeemed	35,820,940
Upfront premiums received on credit default swaps	34,323,455
Unrealized depreciation on credit default swaps	23,819,812
Unrealized depreciation on forward currency exchange contracts	18,423,368
Dividends payable	5,116,634
Payable for unsettled reverse repurchase agreements	3,322,500
Cash collateral received from broker	3,254,000
Advisory fee payable	2,692,421
Distribution fee payable	1,497,863
Unrealized depreciation on variance swaps	888,632
Unrealized depreciation on interest rate swaps	444,110
Payable for variation margin on exchange-traded derivatives	233,984
Transfer Agent fee payable	160,819
Administrative fee payable	21,171
Unrealized depreciation on total return swaps	574
Accrued expenses and other liabilities	1,028,521

Total liabilities	273,087,663

Net Assets	$7,790,331,965

See notes to financial statements.

AB HIGH INCOME FUND •	93

Statement of Assets & Liabilities

Composition of Net Assets
Capital stock, at par	$898,570
Additional paid-in capital	8,034,769,429
Distributions in excess of net investment income	(3,393,413)
Accumulated net realized loss on investment and foreign currency transactions	(155,377,728)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(86,564,893)

$7,790,331,965

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,061,176,557	238,378,354	$8.65	*

B	$2,356,668	270,126	$8.72

C	$1,298,312,028	148,415,935	$8.75

Advisor	$3,828,042,118	442,132,466	$8.66

R	$86,059,379	9,955,640	$8.64

K	$106,840,593	12,353,685	$8.65

I	$294,693,042	34,031,439	$8.66

Z	$112,851,580	13,031,869	$8.66

*	The maximum offering price per share for Class A shares was $9.03 which reflects a sales charge of 4.25%.

See notes to financial statements.

94	• AB HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest (net of foreign taxes withheld of $292,107)	$419,411,851
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $14,049)	8,763,190
Affiliated issuers	1,411,322	$429,586,363

Expenses
Advisory fee (see Note B)	30,115,930
Distribution fee—Class A	5,056,366
Distribution fee—Class B	28,328
Distribution fee—Class C	12,196,114
Distribution fee—Class R	419,699
Distribution fee—Class K	247,261
Transfer agency—Class A	1,840,613
Transfer agency—Class B	3,991
Transfer agency—Class C	1,157,277
Transfer agency—Advisor Class	2,676,268
Transfer agency—Class R	196,144
Transfer agency—Class K	111,744
Transfer agency—Class I	122,768
Transfer agency—Class Z	18,610
Printing	519,857
Custodian	469,376
Registration fees	456,805
Audit and tax	196,709
Administrative	62,397
Legal	42,912
Directors’ fees	23,242
Miscellaneous	221,432

Total expenses before interest expense	56,183,843
Interest expense	140,660

Total expenses	56,324,503
Less: expenses waived and reimbursed by the Adviser (see Note B)	(277,019)

Net expenses		56,047,484

Net investment income		373,538,879

See notes to financial statements.

AB HIGH INCOME FUND •	95

Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(99,812,648	)(a)
Swaps	76,317,529
Futures	(6,991,355)
Options written	23,747,217
Swaptions written	3,649,255
Foreign currency transactions	(36,864,268)
Net change in unrealized appreciation/depreciation on:
Investments	290,325,449
Swaps	(11,081,121)
Futures	1,347,002
Options written	2,089,833
Swaptions written	52,449
Foreign currency denominated assets and liabilities	14,333,925

Net gain on investment and foreign currency transactions	257,113,267

Contributions from Affiliates (See Note B)	7,328

Net Increase in Net Assets from Operations	$630,659,474

(a)	Includes foreign capital gains taxes of $122,225.

See notes to financial statements.

96	• AB HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$373,538,879	$379,158,672
Net realized loss on investment and foreign currency transactions	(39,954,270)	(7,390,189)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	297,067,537	(513,282,163)
Contributions from Affiliates (See Note B)	7,328	– 0	–

Net increase (decrease) in net assets from operations	630,659,474	(141,513,680)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(139,212,546)	(159,269,974)
Class B	(187,830)	(355,001)
Class C	(78,131,802)	(90,909,251)
Advisor Class	(204,670,690)	(186,090,158)
Class R	(5,662,042)	(5,436,719)
Class K	(7,086,782)	(6,503,464)
Class I	(20,996,466)	(20,536,101)
Class Z	(7,057,695)	(4,202,430)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(19,181,694)
Class B	– 0	–	(56,650)
Class C	– 0	–	(12,392,523)
Advisor Class	– 0	–	(20,548,170)
Class R	– 0	–	(660,870)
Class K	– 0	–	(718,571)
Class I	– 0	–	(1,998,684)
Class Z	– 0	–	(393,422)
Capital Stock Transactions
Net increase	1,386,295,762	277,283,670
Proceeds from regulatory settlement (see Note E)	722,706	– 0	–

Total increase (decrease)	1,554,672,089	(393,483,692)
Net Assets
Beginning of period	6,235,659,876	6,629,143,568

End of period (including distributions in excess of net investment income of $(3,393,413) and undistributed net investment income of $47,476,132, respectively)	$7,790,331,965	$6,235,659,876

See notes to financial statements.

AB HIGH INCOME FUND •	97

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

98	• AB HIGH INCOME FUND

Notes to Financial Statements

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

AB HIGH INCOME FUND •	99

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

100	• AB HIGH INCOME FUND

Notes to Financial Statements

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the

AB HIGH INCOME FUND •	101

Notes to Financial Statements

option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$3,095,341,056	$38,539,513	#	$3,133,880,569
Governments – Treasuries		– 0	–	1,434,281,987	– 0	–	1,434,281,987
Collateralized Mortgage Obligations		– 0	–	713,015,196	30,693,761		743,708,957
Corporates – Investment Grade		– 0	–	475,566,996	– 0	–	475,566,996
Emerging Markets – Treasuries		– 0	–	315,461,875	– 0	–	315,461,875
Emerging Markets – Sovereigns		– 0	–	310,223,901	– 0	–	310,223,901
Bank Loans		– 0	–	228,122,457	27,561,552		255,684,009
Commercial Mortgage-Backed Securities		– 0	–	23,000,035	135,006,871		158,006,906

102	• AB HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3		Total
Emerging Markets – Corporate Bonds	$	– 0	–	$126,386,324		$1,251,220		$127,637,544
Common Stocks		15,447,875		– 0	–	49,234,743		64,682,618
Governments – Sovereign Agencies		– 0	–	62,132,069		– 0	–	62,132,069
Whole Loan Trusts		– 0	–	– 0	–	59,778,271		59,778,271
Quasi-Sovereigns		– 0	–	56,043,353		– 0	–	56,043,353
Asset-Backed Securities		– 0	–	6,855,474		30,569,026		37,424,500
Preferred Stocks		16,528,222		11,014,806		– 0	–	27,543,028
Governments – Sovereign Bonds		– 0	–	26,104,110		– 0	–	26,104,110
Local Governments – Regional Bonds		– 0	–	25,623,425		– 0	–	25,623,425
Inflation-Linked Securities		– 0	–	2,417,181		11,964,786		14,381,967
Local Governments – Municipal Bonds		– 0	–	11,090,195		– 0	– #	11,090,195
Warrants		2,062,129		– 0	–	2,232,953		4,295,082
Options Purchased-Puts		– 0	–	1,658,157		– 0	–	1,658,157
Short-Term Investments:
Investment Companies		437,100,262		– 0	–	– 0	–	437,100,262
Time Deposits		– 0	–	40,592,157		– 0	–	40,592,157
Bank Loans		– 0	–	– 0	–	9,368,599		9,368,599
Emerging Markets – Sovereigns		– 0	–	2,376,535		– 0	–	2,376,535

Investments valued at NAV**								1,965,137

Total Investments in Securities		471,138,488		6,967,307,289		396,201,295		7,836,612,209
Other Financial Instruments*:
Assets
Futures		1,945,015		349,512		– 0	–	2,294,527	†
Forward Currency Exchange Contracts		– 0	–	28,981,058		– 0	–	28,981,058
Centrally Cleared Credit Default Swaps		– 0	–	8,497,261		– 0	–	8,497,261	†
Credit Default Swaps		– 0	–	8,671,265		– 0	–	8,671,265
Interest Rate Swaps		– 0	–	291,931		– 0	–	291,931
Total Return Swaps		– 0	–	1,790,146		– 0	–	1,790,146
Variance Swaps		– 0	–	1,346,505		– 0	–	1,346,505
Liabilities
Futures		(947,525)		– 0	–	– 0	–	(947,525	)†
Forward Currency Exchange Contracts		– 0	–	(18,423,368)		– 0	–	(18,423,368)
Call Options Written		– 0	–	(451,440)		– 0	–	(451,440)

AB HIGH INCOME FUND •	103

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Credit Default Swaptions Written	$	– 0	–	$(660,281)	$	– 0	–	$(660,281)
Currency Options Written		– 0	–	(2,874,882)		– 0	–	(2,874,882)
Centrally Cleared Credit Default Swaps		– 0	–	(2,303,999)		– 0	–	(2,303,999)†
Credit Default Swaps		– 0	–	(23,819,812)		– 0	–	(23,819,812)
Interest Rate Swaps		– 0	–	(444,110)		– 0	–	(444,110)
Total Return Swaps		– 0	–	(574)		– 0	–	(574)
Variance Swaps		– 0	–	(888,632)		– 0	–	(888,632)

Total^		$472,135,978		$6,967,367,869		$396,201,295		$7,837,670,279

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

**	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented; however, earlier adoption was permitted. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. The Fund has elected to early adopt the ASU. Accordingly, the total investments with a fair value of $1,965,137 have not been categorized in the fair value hierarchy.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#	Collateralized Mortgage Obligations	Emerging Markets - Treasuries		Bank Loans
Balance as of 10/31/15	$55,876,964	$497,172,898	$32,003,898		$182,534,919
Accrued discounts/ (premiums)	629,926	218,111	– 0	–	288,572
Realized gain (loss)	(8,211,761)	888,751	– 0	–	(5,195,345)
Change in unrealized appreciation/ depreciation	1,822,295	(3,179,795)	– 0	–	(11,169,350)
Purchases	6,144,408	24,480,029	– 0	–	45,048,629

104	• AB HIGH INCOME FUND

Notes to Financial Statements

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations		Emerging Markets - Treasuries			Bank Loans
Sales/Paydowns	$(22,354,447)		$(84,508,010)		$	– 0	–	$(104,876,130)
Reclassification	(277,147)		– 0	–		– 0	–	– 0	–
Transfers into level 3	4,909,275		– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–	(404,378,223)			(32,003,898)		(69,701,144)

Balance as of 10/31/16	$38,539,513		$30,693,761		$	– 0	–	$36,930,151

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16**	$(5,197,964)		$419,232		$	– 0	–	$(16,074,068)

	Commercial Mortgage- Backed Securities		Emerging Markets - Corporate Bonds		Common Stocks#			Whole Loan Trusts
Balance as of 10/31/15	$177,839,338		$ – 0	–		$61,819,451		$61,190,336
Accrued discounts/ (premiums)	498,308		(833)			– 0	–	85,884
Realized gain (loss)	4,160,136		– 0	–		(311,419)		(3,674,917)
Change in unrealized appreciation/ depreciation	(8,985,499)		(986,972)			(3,118,174)		(8,452,849)
Purchases	9,970,510		– 0	–		– 0	–	28,837,387
Sales/Paydowns	(48,475,922)		– 0	–		(9,155,115)		(18,484,717)
Reclassification	– 0	–	– 0	–		– 0	–	277,147
Transfers into level 3	– 0	–	2,239,025			– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–		– 0	–	– 0	–

Balance as of 10/31/16	$135,006,871		$1,251,220			$49,234,743		$59,778,271

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16**	$(4,429,919)		$(986,972)			$(3,329,812)		$(8,448,174)

AB HIGH INCOME FUND •	105

Notes to Financial Statements

	Asset-Backed Securities		Inflation- Linked Securities			Warrants#		Total
Balance as of 10/31/15	$17,365,070		$	– 0	–	$1,515,784		$1,087,318,658
Accrued discounts/ (premiums)	512,846			13,747		– 0	–	2,246,561
Realized gain (loss)	634,200			– 0	–	– 0	–	(11,710,355)
Change in unrealized appreciation/ depreciation	(564,810)			1,374,589		(972,343)		(34,232,908)
Purchases	15,022,175			10,576,450		1,689,512		141,769,100
Sales/Paydowns	(2,400,455)			– 0	–	– 0	–	(290,254,796)
Reclassification	– 0	–		– 0	–	– 0	–	– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–	7,148,300
Transfers out of level 3	– 0	–		– 0	–	– 0	–	(506,083,265)

Balance as of 10/31/16	$30,569,026			$11,964,786		$2,232,953		$396,201,295	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16**	$(564,810)			$1,374,589		$(972,343)		$(38,210,241)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments and other financial instruments in the accompanying statement of operations.

+	An amount of $506,083,265 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability during the reporting period. There were de minimis transfers from Level 2 to Level 3 during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2016. Securities by third party vendors and NAV equivalent are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2016			Valuation Technique	Unobservable Input	Range / Weighted Average
Corporates – Non-Investment Grade		$1,669,556		Market Approach	EBITDA* Projection	$37 mm / N/A
					EBITDA* Multiples	6.6X-8.6X/7.6X
	$	– 0	–	Qualitative Assessment		$0.00 / N/A

$1,669,556

106	• AB HIGH INCOME FUND

Notes to Financial Statements

	Fair Value at 10/31/2016	Valuation Technique	Unobservable Input	Range / Weighted Average
Bank Loans	$2,611,719	Market Approach	EBITDA* Projection	$19 mm-$40mm / N/A
			EBITDA* Multiple	5X / N/A
			Scrap Value	$110mm / N/A
Common Stocks	$1,901,442	Market Approach	EBITDA* Projection	$94mm / N/A
			EBITDA* Multiples	8.5X / N/A
	$183,934	Market Approach	EBITDA* Projection	$37mm / N/A
			EBITDA* Multiples	4.7X-6.7X/ 5.7X
	$31,395	Market Approach	EBITDA* Projection	$295mm / N/A
			EBITDA* Multiples	14X / N/A

$2,116,771

Whole Loan Trusts	$10,274,869	Discounted Cash Flow	Level Yield	94.60% / N/A
			Discount Rate	7.47% / N/A
	$9,829,284	Market Approach	Underlying NAV of the Collateral	$102.54 / N/A
	$7,077,827	Recovery Analysis	Cumulative Loss	<20% / N/A
	$5,975,081	Recovery Analysis	Delinquency Rate	<4% / N/A
	$4,963,486	Discounted Cash Flow	Cash Flow Yield	13.45% / N/A
			Discount Rate	13.45% / N/A
	$4,839,076	Discounted Cash Flow	Cash Flow Yield	89.02% / N/A
			Discount Rate	13.70% / N/A
	$4,211,922	Discounted Cash Flow	Cash Flow Yield	93.54% / N/A
			Discount Rate	10.11% / N/A
	$3,361,592	Discounted Cash Flow	Cash Flow Yield	89.22% / N/A
			Discount Rate	12.99% / N/A
	$2,671,940	Recovery Analysis	Cumulative Loss	<22% / N/A
	$2,119,876	Recovery Analysis	Delinquency Rate	<5% / N/A
			Collateralization	1.1X / N/A
	$1,323,613	Recovery Analysis	Pro-Rata Appraisal Value of Collateral	$2.4mm / N/A
	$1,104,393	Market Approach	Internal Rate of Return	(59.21)% / N/A
	$945,242	Recovery Analysis	Delinquency Rate	<4% / N/A
	$579,979	Recovery Analysis	Pro-Rata Appraisal Value of Collateral	$1.5mm / N/A
	$500,091	Recovery Analysis	Pro-Rata Appraisal Value ot Collateral	$1.6mm / N/A

$59,778,271

AB HIGH INCOME FUND •	107

Notes to Financial Statements

	Fair Value at 10/31/2016	Valuation Technique	Unobservable Input	Range / Weighted Average
Warrants	$803,366	Option Pricing Model	Exercise Price	$6.64 / N/A
			Expiration Date	June, 2019 / N/A
			EV Volatility %	50% / N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Scrap Value, Underlying NAV of the Collateral, Collateralization, Appraisal Value, Exercise Price, Expiration Date , EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Level Yield, Discount Rate, Cumulative Loss, Delinquency Rate, Cash Flow Yield and EV Volatility % in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Committee oversees the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

108	• AB HIGH INCOME FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB HIGH INCOME FUND •	109

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2016, such fee amounted to $62,397.

During the year ended October 31, 2016, the Adviser reimbursed the Fund in the amount of $7,328 for trading losses incurred due to trade entry errors.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to

110	• AB HIGH INCOME FUND

Notes to Financial Statements

intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,736,106 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $257,875 from the sale of Class A shares and received $17,602, $1,094 and $103,592 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has had a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2016 such waiver amounted to $277,019. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2016 (000)	Dividend Income (000)
$462,732	$2,595,936	$2,621,568	$437,100	$1,411

Brokerage commissions paid on investment transactions for the six months ended October 31, 2016 amounted to $183,473, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and

AB HIGH INCOME FUND •	111

Notes to Financial Statements

servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,733,136, $16,226,972, $722,879 and $666,172 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,976,053,689	$2,789,607,937
U.S. government securities	1,191,470,642	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, futures, swaps, options written and swaptions written) are as follows:

Cost	$7,937,984,706

Gross unrealized appreciation	$300,677,914
Gross unrealized depreciation	(402,050,411)

Net unrealized depreciation	$(101,372,497)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain

112	• AB HIGH INCOME FUND

Notes to Financial Statements

exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount

AB HIGH INCOME FUND •	113

Notes to Financial Statements

of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid.

114	• AB HIGH INCOME FUND

Notes to Financial Statements

The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2016, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2016, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2016, the Fund held purchased swaptions for hedging and non-hedging purposes. During the year ended October 31, 2016, the Fund held written swaptions for hedging and non-hedging purposes.

AB HIGH INCOME FUND •	115

Notes to Financial Statements

For the year ended October 31, 2016, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/15	– 0	–	$	– 0	–
Options written	97,810,274,471			31,197,649
Options expired	(90,637,893,693)			(21,644,600)
Options bought back	(1,911,929,334)			(4,136,894)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/16	5,260,451,444			$5,416,155

For the year ended October 31, 2016, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/15	$202,250,000		$182,025
Swaptions written	1,439,875,000		7,384,363
Swaptions expired	(908,535,000)		(3,805,257)
Swaptions bought back	(579,270,000)		(2,950,951)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/16	$154,320,000		$810,180

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the

116	• AB HIGH INCOME FUND

Notes to Financial Statements

creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each

AB HIGH INCOME FUND •	117

Notes to Financial Statements

centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection

118	• AB HIGH INCOME FUND

Notes to Financial Statements

and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2016, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $237,414,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

AB HIGH INCOME FUND •	119

Notes to Financial Statements

During the year ended October 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2016, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements

120	• AB HIGH INCOME FUND

Notes to Financial Statements

typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreement’s counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$291,931		Unrealized depreciation on interest rate swaps	$444,110

Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,945,015	*	Receivable/Payable for variation margin on exchange-traded derivatives	778,344	*

Interest rate contracts	Investments in securities, at value	1,658,157

Interest rate contracts	Unrealized appreciation on total return swaps	1,790,146		Unrealized depreciation on total return swaps	574

AB HIGH INCOME FUND •	121

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$28,981,058		Unrealized depreciation on forward currency exchange contracts	$18,423,368

Foreign exchange contracts				Options written, at value	2,874,882

Credit contracts	Unrealized appreciation on credit default swaps	8,671,265		Unrealized depreciation on credit default swaps	23,819,812

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	8,497,261	*	Receivable/Payable for variation margin on exchange-traded derivatives	2,303,999	*

Credit contracts				Swaptions written, at value	660,281

Equity contracts	Unrealized appreciation on variance swaps	1,346,505		Unrealized depreciation on variance swaps	888,632

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	349,512	*	Receivable/Payable for variation margin on exchange-traded derivatives	169,181	*

Equity contracts				Options written, at value	451,440

Total		$53,530,850			$50,814,623

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

122	• AB HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$15,089,417	$56,324

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(10,277,771)	1,166,671

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(523,446)	815,629

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	(1,747,732)	– 0	–

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	710,537	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	13,782,036	13,603,126

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,121,382)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	21,154,201	1,729,758

AB HIGH INCOME FUND •	123

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	$(1,379,794)	$458,187

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	39,004,821	(11,595,318)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	5,396,987	52,449

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	22,223,291	457,873

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	3,286,416	180,331

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciationon investment transactions	(3,130,992)	– 0	–

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciationon options written	1,882,479	360,075

Total		$103,349,068	$7,285,105

124	• AB HIGH INCOME FUND

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2016.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$147,011,562
Average notional amount of sale contracts	$585,033,407

Credit Default Swaps:
Average notional amount of buy contracts	$197,956,156
Average notional amount of sale contracts	$331,986,763

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$901,311,972
Average principal amount of sale contracts	$1,360,899,563

Futures:
Average original value of buy contracts	$145,623,239	(a)
Average original value of buy contracts	$458,339,569	(b)

Interest Rate Swaps:
Average notional amount	$176,603,048	(c)

Total Return Swaps:
Average notional amount	$215,170,095

Variance Swaps:
Average notional amount	$8,682,137	(d)

Purchased Options Contracts:
Average monthly cost.	$1,346,588	(a)

(a)	Positions were open eleven months during the reporting period.

(b)	Positions were open six months during the reporting period.

(c)	Positions were open one month during the reporting period.

(d)	Positions were open ten months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Bank Group Ltd.	$675,955	$	– 0	–	$	– 0	–	$	– 0	–	$675,955

AB HIGH INCOME FUND •	125

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Bank of America, N.A.	$6,496,684		$(972,637)		$ – 0	–	$(1,593,772)			$3,930,275
Barclays Bank PLC	2,636,236		(2,636,236)		– 0	–	– 0	–		– 0	–
BNP Paribas	3,435,381		– 0	–	– 0	–	– 0	–		3,435,381
Brown Brothers Harriman & Co.	146,902		(1,596)		– 0	–	– 0	–		145,306
Citibank, N.A.	9,337,152		(5,490,200)		– 0	–	– 0	–		3,846,952
Credit Suisse International	2,633,636		(2,633,636)		– 0	–	– 0	–		– 0	–
Deutsche Bank AG	365,466		(365,466)		– 0	–	– 0	–		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	10,848,532		(10,848,532)		– 0	–	– 0	–		– 0	–
HSBC Bank USA	1,002,324		– 0	–	(653,370)		(348,954)			– 0	–
JPMorgan Chase Bank, N.A.	2,013,195		(785,402)		(1,020,000)		– 0	–		207,793
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC.	659,674		(659,674)		– 0	–	– 0	–		– 0	–
Royal Bank of Scotland PLC	949,639		(849,821)		– 0	–	– 0	–		99,818
Standard Chartered Bank	393,335		(393,335)		– 0	–	– 0	–		– 0	–

Total	$41,594,111		$(25,636,535)		$(1,673,370)		$(1,942,726)			$12,341,480	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citibank, N.A **	$30,518	$	– 0	–	$(30,518)		$ – 0	–	$	– 0	–
Goldman Sachs & Co.**	195,871		– 0	–	– 0	–	(195,871)			– 0	–
Morgan Stanley & Co. LLC**	459,035		– 0	–	(459,035)		– 0	–		– 0	–

Total	$685,424	$	– 0	–	$(489,553)		$(195,871)		$	– 0	–

126	• AB HIGH INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, N.A.	$972,637	$(972,637)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	10,207,703	(2,636,236)		– 0	–		(7,571,467)			– 0	–
Brown Brothers Harriman & Co.	1,596	(1,596)		– 0	–		– 0	–		– 0	–
Citibank, N.A.	5,490,200	(5,490,200)		– 0	–		– 0	–		– 0	–
Credit Suisse International	9,909,487	(2,633,636)		– 0	–		(7,275,851)			– 0	–
Deutsche Bank AG	874,311	(365,466)		– 0	–		– 0	–		508,845
Goldman Sachs Bank USA/ Goldman Sachs International	34,667,167	(10,848,532)		– 0	–		(22,846,107)			972,528
JPMorgan Chase Bank, N.A.	785,402	(785,402)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	11,939,066	(659,674)		– 0	–		(11,279,392)			– 0	–
Royal Bank of Scotland PLC	849,821	(849,821)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	1,693,951	(393,335)		– 0	–		– 0	–		1,300,616

Total	$77,391,341	$(25,636,535)	$	– 0	–		$(48,972,817)			$2,781,989	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

^	Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value

AB HIGH INCOME FUND •	127

Notes to Financial Statements

but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2016, the average amount of reverse repurchase agreements outstanding was $96,106,088 and the daily weighted average interest rate was (0.87)%. During the period, the Fund received net interest payments from counterparties. At October 31, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $80,186,179 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$46,958,379	$(46,767,042)	$191,337
Credit Suisse Securities (USA) LLC	27,122,672	(27,122,672)	– 0	–
ING Financial Markets LLC	2,217,514	(2,217,514)	– 0	–
Jefferies & Company, Inc.	3,887,614	(3,760,969)	126,645

Total	$80,186,179	$(79,868,197)	$317,982

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

128	• AB HIGH INCOME FUND

Notes to Financial Statements

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2016, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Flexpath WH I LLC, Series B, 1/20/17	$584,357

As of October 31, 2016, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2016, the Fund received no commitment fees or additional funding fees.

AB HIGH INCOME FUND •	129

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	92,509,470	75,899,455	$764,584,475	$672,250,691

Shares issued in reinvestment of dividends	10,267,961	12,577,261	84,864,368	112,089,171

Shares converted from Class B	135,615	367,530	1,123,802	3,292,669

Shares redeemed	(106,865,022)	(93,300,211)	(882,893,379)	(826,787,579)

Net decrease	(3,951,976)	(4,455,965)	$(32,320,734)	$(39,155,048)

Class B
Shares sold	26,545	29,420	$221,766	$262,100

Shares issued in reinvestment of dividends	19,289	37,071	160,177	334,527

Shares converted to Class A	(134,395)	(364,292)	(1,123,801)	(3,292,669)

Shares redeemed	(55,551)	(81,362)	(467,337)	(731,686)

Net decrease	(144,112)	(379,163)	$(1,209,195)	$(3,427,728)

Class C
Shares sold	30,428,390	20,960,241	$255,668,922	$189,239,400

Shares issued in reinvestment of dividends	5,584,459	7,206,215	46,633,880	64,986,365

Shares redeemed	(36,888,329)	(37,067,012)	(307,146,600)	(332,193,487)

Net decrease	(875,480)	(8,900,556)	$(4,843,798)	$(77,967,722)

Advisor Class
Shares sold	289,929,303	147,810,753	$2,399,740,979	$1,316,444,960

Shares issued in reinvestment of dividends	14,636,190	14,534,688	121,956,110	129,624,171

Shares redeemed	(140,062,836)	(147,422,070)	(1,156,766,613)	(1,302,335,697)

Net increase	164,502,657	14,923,371	$1,364,930,476	$143,733,434

Class R
Shares sold	3,805,845	2,820,487	$31,214,630	$25,140,859

Shares issued in reinvestment of dividends	674,021	679,101	5,565,632	6,041,414

Shares redeemed	(3,574,022)	(2,714,978)	(29,857,922)	(23,977,691)

Net increase	905,844	784,610	$6,922,340	$7,204,582

130	• AB HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class K
Shares sold	2,492,200	2,922,954	$20,729,172	$26,116,852

Shares issued in reinvestment of dividends	855,500	810,873	7,069,521	7,208,893

Shares redeemed	(2,206,560)	(1,413,042)	(18,374,792)	(12,527,265)

Net increase	1,141,140	2,320,785	$9,423,901	$20,798,480

Class I
Shares sold	9,768,594	28,263,974	$79,219,657	$258,176,615

Shares issued in reinvestment of dividends	2,315,904	2,327,495	19,168,128	20,698,998

Shares redeemed	(10,681,656)	(10,131,179)	(88,488,832)	(88,980,740)

Net increase	1,402,842	20,460,290	$9,898,953	$189,894,873

Class Z
Shares sold	9,472,128	4,365,710	$79,652,387	$37,956,266

Shares issued in reinvestment of dividends	850,531	516,939	7,041,249	4,591,222

Shares redeemed	(6,447,045)	(723,628)	(53,199,817)	(6,344,689)

Net increase	3,875,614	4,159,021	$33,493,819	$36,202,799

For the year ended October 31, 2016, the Fund received proceeds of $722,706 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

AB HIGH INCOME FUND •	131

Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

132	• AB HIGH INCOME FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund Shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2016.

AB HIGH INCOME FUND •	133

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$463,005,853		$474,509,861
Long-term capital gains	– 0	–	54,743,821

Total taxable distributions paid	$463,005,853		$529,253,682

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$35,013,890
Accumulated capital and other losses	(148,861,647	)(a)
Unrealized appreciation/(depreciation)	(99,402,440	)(b)

Total accumulated earnings/(deficit)	$(213,250,197	)(c)

(a)	As of October 31, 2016, the Fund had a net capital loss carryforward of $148,861,647.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund had a net short-term capital loss carryforward of $34,048,746 and a net long-term capital loss carryforward of $114,812,901 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, and foreign capital gains tax, the tax treatment of swaps and options, reclassifications of paydown gains/losses, the tax treatment of proceeds from the sale of defaulted securities, contributions from the adviser, and the tax treatment of clearing fees resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

134	• AB HIGH INCOME FUND

Notes to Financial Statements

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB HIGH INCOME FUND •	135

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.50		$ 9.40		$ 9.53		$ 9.38		$ 8.73

Income From Investment Operations
Net investment income(a)	.48	(b)	.51		.55		.60		.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(.69)		(.03)		.20		.70
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75		(.18)		.52		.80		1.26

Less: Dividends and Distributions
Dividends from net investment income	(.60)		(.64)		(.60)		(.65)		(.61)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.60)		(.72)		(.65)		(.65)		(.61)

Net asset value, end of period	$ 8.65		$ 8.50		$ 9.40		$ 9.53		$ 9.38

Total Return
Total investment return based on net asset value(d)	9.41	%*	(1.98)%		5.62%		8.78	%†	15.03	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,061,177		$2,059,111		$2,320,748		$2,587,763		$2,464,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.84%		.90%		.89%		.90%		.91%
Expenses, before waivers/reimbursements(e)	.85%		.90%		.89%		.90%		.91%
Net investment income	5.75	%(b)	5.77%		5.80%		6.25%		6.22%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

136	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.57		$ 9.49		$ 9.62		$ 9.46		$ 8.80

Income From Investment Operations
Net investment income(a)	.42	(b)	.45		.48		.53		.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26		(.71)		(.03)		.21		.71
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.68		(.26)		.45		.74		1.21

Less: Dividends and Distributions
Dividends from net investment income	(.53)		(.58)		(.53)		(.58)		(.55)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.53)		(.66)		(.58)		(.58)		(.55)

Net asset value, end of period	$ 8.72		$ 8.57		$ 9.49		$ 9.62		$ 9.46

Total Return
Total investment return based on net asset value(d)	8.48	%*	(2.89)%		4.82%		8.06	%†	14.26	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,357		$3,551		$7,526		$13,008		$19,591
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.63%		1.63%		1.60%		1.61%		1.64%
Expenses, before waivers/reimbursements(e)	1.63%		1.63%		1.60%		1.61%		1.64%
Net investment income	5.01	%(b)	4.95%		5.05%		5.50%		5.51%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

AB HIGH INCOME FUND •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.60		$ 9.51		$ 9.64		$ 9.48		$ 8.83

Income From Investment Operations
Net investment income(a)	.42	(b)	.45		.48		.53		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(.70)		(.03)		.21		.71
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.69		(.25)		.45		.74		1.20

Less: Dividends and Distributions
Dividends from net investment income	(.54)		(.58)		(.53)		(.58)		(.55)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.54)		(.66)		(.58)		(.58)		(.55)

Net asset value, end of period	$ 8.75		$ 8.60		$ 9.51		$ 9.64		$ 9.48

Total Return
Total investment return based on net asset value(d)	8.50	%*	(2.74)%		4.82%		8.04	%†	14.05	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,298,312		$1,283,192		$1,504,398		$1,379,727		$1,213,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58%		1.60%		1.58%		1.60%		1.61%
Expenses, before waivers/reimbursements(e)	1.58%		1.60%		1.58%		1.60%		1.61%
Net investment income	4.94	%(b)	5.00%		5.03%		5.48%		5.42%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

138	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.51		$ 9.42		$ 9.55		$ 9.39		$ 8.74

Income From Investment Operations
Net investment income(a)	.49	(b)	.54		.58		.62		.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.70)		(.03)		.22		.71
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.77		(.16)		.55		.84		1.29

Less: Dividends and Distributions
Dividends from net investment income	(.62)		(.67)		(.63)		(.68)		(.64)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.62)		(.75)		(.68)		(.68)		(.64)

Net asset value, end of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39

Total Return
Total investment return based on net asset value(d)	9.69	%*	(1.78)%		5.93%		9.23	%†	15.37	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,828,042		$2,362,066		$2,473,475		$1,754,585		$1,346,510
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%		.60%		.58%		.61%		.60%
Expenses, before waivers/reimbursements(e)	.58%		.60%		.58%		.61%		.60%
Net investment income	5.87	%(b)	6.05%		6.06%		6.54%		6.46%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

AB HIGH INCOME FUND •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.49		$ 9.40		$ 9.53		$ 9.38		$ 8.73

Income From Investment Operations
Net investment income(a)	.45	(b)	.48		.52		.56		.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(.70)		(.03)		.21		.71
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.72		(.22)		.49		.77		1.24

Less: Dividends and Distributions
Dividends from net investment income	(.57)		(.61)		(.57)		(.62)		(.59)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.57)		(.69)		(.62)		(.62)		(.59)

Net asset value, end of period	$ 8.64		$ 8.49		$ 9.40		$ 9.53		$ 9.38

Total Return
Total investment return based on net asset value(d)	9.01	%*	(2.44)%		5.27%		8.42	%†	14.66	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,059		$76,876		$77,706		$65,429		$46,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.22%		1.27%		1.23%		1.25%		1.24%
Expenses, before waivers/reimbursements(e)	1.22%		1.27%		1.23%		1.25%		1.26%
Net investment income	5.39	%(b)	5.41%		5.46%		5.92%		5.87%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

140	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.50		$ 9.41		$ 9.54		$ 9.38		$ 8.73

Income From Investment Operations
Net investment income(a)	.48	(b)	.51		.55		.60		.55	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(.70)		(.03)		.22		.71
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75		(.19)		.52		.82		1.26

Less: Dividends and Distributions
Dividends from net investment income	(.60)		(.64)		(.60)		(.66)		(.61)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.60)		(.72)		(.65)		(.66)		(.61)

Net asset value, end of period	$ 8.65		$ 8.50		$ 9.41		$ 9.54		$ 9.38

Total Return
Total investment return based on net asset value(d)	9.41	%*	(2.12)%		5.63%		8.93	%†	15.02	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,841		$95,294		$83,634		$52,132		$19,161
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%		.94%		.88%		.89%		.91%
Expenses, before waivers/reimbursements(e)	.85%		.94%		.88%		.89%		.93%
Net investment income	5.75	%(b)	5.74%		5.79%		6.28%		6.09%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

AB HIGH INCOME FUND •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.51		$ 9.42		$ 9.55		$ 9.39		$ 8.74

Income From Investment Operations
Net investment income(a)	.50	(b)	.54		.58		.63		.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.70)		(.03)		.22		.71
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.78		(.16)		.55		.85		1.30

Less: Dividends and Distributions
Dividends from net investment income	(.63)		(.67)		(.63)		(.69)		(.65)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.63)		(.75)		(.68)		(.69)		(.65)

Net asset value, end of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39

Total Return
Total investment return based on net asset value(d)	9.74	%*	(1.74)%		5.97%		9.30	%†	15.42	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$294,693		$277,654		$114,598		$104,128		$66,608
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53%		.54%		.54%		.53%		.56%
Expenses, before waivers/reimbursements(e)	.53%		.54%		.54%		.53%		.56%
Net investment income	6.06	%(b)	6.11%		6.08%		6.61%		6.55%
Portfolio turnover rate	45%		53%		38%		38%		42%

See footnote summary on page 144.

142	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,						October 15, 2013(f) to October 31, 2013
	2016		2015		2014

Net asset value, beginning of period	$ 8.51		$ 9.42		$ 9.55		$ 9.43

Income From Investment Operations
Net investment income(a)	.50	(b)	.55		.58		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.71)		(.03)		.17
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.78		(.16)		.55		.15

Less: Dividends and Distributions
Dividends from net investment income	(.63)		(.67)		(.63)		(.03)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.63)		(.75)		(.68)		(.03)

Net asset value, end of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55

Total Return
Total investment return based on net asset value(d)	9.76	%*	(1.72)%		6.00%		1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,852		$77,916		$47,059		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.51%		.53%		.52%		.56	%(g)
Expenses, before waivers/reimbursements(e)	.51%		.53%		.52%		.56	%(g)
Net investment income	6.07	%(b)	6.15%		6.13%		(3.74	)%(g)
Portfolio turnover rate	45%		53%		38%		38%

See footnote summary on page 144.

AB HIGH INCOME FUND •	143

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Net of waivers/reimbursements	.84%	.88%	.88%	.90%	.90%
Before waivers/reimbursements	.85%	.88%	.88%	.90%	.90%
Class B
Net of waivers/reimbursements	1.63%	1.61%	1.60%	1.61%	1.64%
Before waivers/reimbursements	1.63%	1.61%	1.60%	1.61%	1.64%
Class C
Net of waivers/reimbursements	1.58%	1.58%	1.58%	1.60%	1.60%
Before waivers/reimbursements	1.58%	1.58%	1.58%	1.60%	1.60%
Advisor Class
Net of waivers/reimbursements	.58%	.58%	.58%	.60%	.60%
Before waivers/reimbursements	.58%	.58%	.58%	.60%	.60%
Class R
Net of waivers/reimbursements	1.22%	1.25%	1.23%	1.25%	1.24%
Before waivers/reimbursements	1.22%	1.25%	1.23%	1.25%	1.26%
Class K
Net of waivers/reimbursements	.85%	.92%	.88%	.89%	.91%
Before waivers/reimbursements	.85%	.92%	.88%	.89%	.93%
Class I
Net of waivers/reimbursements	.53%	.52%	.54%	.53%	.56%
Before waivers/reimbursements	.53%	.52%	.54%	.53%	.56%

	Year Ended October 31,			October 15, 2013(f) to October 31, 2013
	2016	2015	2014
Class Z
Net of waivers/reimbursements	.51%	.51%	.51%	.56	%(g)
Before waivers/reimbursements	.51%	.51%	.51%	.56	%(g)

(f)	Commencement of distribution.

(g)	Annualized.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the year ended October 31, 2012 by 0.06%.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

See notes to financial statements.

144	• AB HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Income Fund, Inc. (the “Fund”), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Income Fund, Inc. at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

AB HIGH INCOME FUND •	145

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2016.

For foreign shareholders, 53.13% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Fund designates $3,803,115 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

146	• AB HIGH INCOME FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Carol C. McMullen(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB HIGH INCOME FUND •	147

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

148	• AB HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr. ++ Chairman of the Board 75 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive nonprofit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ++ 74 (1993)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB HIGH INCOME FUND •	149

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition (financial services) Corp. from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ++ 84 (1993)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

150	• AB HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ++ 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	108	None

AB HIGH INCOME FUND •	151

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ++ 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

152	• AB HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ++ 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB HIGH INCOME FUND •	153

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

154	• AB HIGH INCOME FUND

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Gershon Distenfeld, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Douglas J. Peebles, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Marco G. Santamaria, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2011.

Matthew S. Sheridan, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Stephen M. Woetzel, 45	Controller	Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB HIGH INCOME FUND •	155

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

156	• AB HIGH INCOME FUND

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s

AB HIGH INCOME FUND •	157

principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with its composite benchmark (composed of equal weightings of the JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global Index), the JP Morgan Government Bond Index—Emerging Markets and the Barclays U.S. High Yield 2% Issuer Capped Index (the “Barclays Index”), for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the JPM EMBI Global Index) the period since inception (February 1994 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st or 2nd quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Fund outperformed its composite benchmark in all periods. With respect to the individual indices the Fund lagged the Barclays Index in the 1- and 5-year periods and outperformed it in all other periods. The Fund also outperformed the other two individual indices in all periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors concluded that the Fund’s performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate

158	• AB HIGH INCOME FUND

of 45.7 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

AB HIGH INCOME FUND •	159

The directors noted that the Fund’s pro forma total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the last breakpoint level in its fee schedule. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors accepted the Adviser’s recommendation that an additional breakpoint not be added to the fee schedule for the Portfolio for the time being. The directors took into consideration prior presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale. The directors informed the Adviser that they would continue to monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the issue of adding another breakpoint level in the future in the event of substantial additional asset growth.

160	• AB HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB HIGH INCOME FUND •	161

AB Family of Funds

NOTES

162	• AB HIGH INCOME FUND

NOTES

AB HIGH INCOME FUND •	163

NOTES

164	• AB HIGH INCOME FUND

NOTES

AB HIGH INCOME FUND •	165

NOTES

166	• AB HIGH INCOME FUND

NOTES

AB HIGH INCOME FUND •	167

NOTES

168	• AB HIGH INCOME FUND

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1016

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB High Income	2015	$156,542	$—	$41,046

	2016	$161,146	$327	$30,845

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB High Income	2015	$459,121	$41,046
			$—
			$(41,046)

	2016	$466,991	$31,172
			$(327)
			$(30,845)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2016